Appendix P

INDEPENDENT ACCOUNTANTS’ REVIEW REPORT

English Translation of a Report Originally Issued in Korean

To the Shareholder and the Board of Directors of Woori Bank

Report on the separate financial statements

We have reviewed the accompanying separate financial statements of Woori Bank (the “Bank”). The financial statements consist of the separate statements of financial position as of June 30, 2014 and the related separate statements of comprehensive income for the three and six months ended June 30, 2014 and June 30, 2013, respectively, and the related separate statements of changes in equity and cash flows for the six months ended June 30, 2014 and June 30, 2013, respectively, and a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the separate financial statements

The Bank’s management is responsible for the preparation and fair presentation of the accompanying separate financial statements and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Independent accountants’ responsibility

Our responsibility is to express a conclusion on the accompanying separate financial statements based on our review.

We conducted our review in accordance with standards for review of interim financial statements in the Republic of Korea. A review is limited primarily to inquiries of company personnel and analytical procedures applied to financial data, and this provides less assurance than an audit. We have not performed an audit and, accordingly, we do not express an audit opinion.

Review conclusion

Based on our review, nothing has come to our attention that causes us to believe that the accompanying separate financial statements of the Bank are not presented fairly, in all material respects, in accordance with Korean International Financial Standards (“K-IFRS”) 1034 , ‘Interim Financial Reporting.’

Others

We have previously audited, in accordance with auditing standards generally accepted in the Republic of Korea, the separate statement of financial position of the Bank as of December 31, 2013 and the related separate statements of comprehensive income, changes in equity and cash flows for the year then ended (not presented herein) and in our report dated March 3, 2014, we expressed an unqualified opinion on those separate financial statements. The accompanying statement of financial position as of December 31, 2013, which is comparatively presented in the accompanying separate financial statement, does not differ in all material respects from such audited separate statement of financial position.

Accounting principles and auditing standards and their application in practice vary among countries. The accompanying separate financial statements are not intended to present the financial position, results of operations and cash flows in accordance with accounting principles and practices generally accepted in countries other than the Republic of Korea. In addition, the procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries. Accordingly, this report and the accompanying separate financial statements are for use by those knowledgeable about Korean accounting procedures and auditing standards and their application in practice.

August 14, 2014

Notice to Readers

This report is effective as of August 14, 2014, the accountants’ review report date. Certain subsequent events or circumstances may have occurred between this accountants’ review report date and the time the report is read. Such events or circumstances could significantly affect the accompanying separate financial statements and may result in modifications to the accountants’ review report.

WOORI BANK

SEPARATE STATEMENTS OF FINANCIAL POSITION

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

	Korean Won
	June 30, 2014	December 31, 2013
	(In millions)
ASSETS
Cash and cash equivalents (Note 6)	4,310,099	4,694,201
Financial assets at fair value through profit or loss (Notes 7, 11 and 19)	3,446,905	3,353,936
Available-for-sale financial assets (Notes 8, 11 and 19)	15,843,744	16,499,175
Held-to-maturity financial assets (Notes 9, 11 and 19)	13,281,854	12,016,870
Loans and receivables (Notes 10, 11, 19 and 45)	202,802,817	201,836,689
Investments in subsidiaries and associates (Note 13)	2,171,086	2,109,453
Investment properties (Note 14)	360,780	333,693
Premises and equipment, net (Note 15)	2,328,522	2,353,831
Intangible assets, net (Note 16)	65,690	69,994
Other assets (Note 17)	151,042	151,636
Current tax assets (Note 42)	—	134,691
Deferred tax assets (Note 42)	90,388	—
Derivative assets (Notes 11 and 26)	151,163	131,410
Assets held-for-sale (Note 18)	1,104	587

Total assets	245,005,194	243,686,166

LIABILITIES
Financial liabilities at fair value through profit or loss (Notes 11 and 20)	2,671,351	2,630,421
Deposits due to customers (Notes 11, 21 and 45)	175,666,909	169,870,194
Borrowings (Notes 11, 22 and 45)	14,296,309	16,711,669
Debentures (Notes 11 and 22)	17,164,186	16,035,967
Provisions (Note 23)	482,235	641,459
Retirement benefit obligation (Note 24)	54,591	36,577
Current tax liabilities (Note 42)	183,482	8,552
Other financial liabilities (Notes 11 and 25)	16,248,003	19,162,494
Other liabilities (Note 25)	276,460	297,895
Deferred tax liabilities (Note 42)	—	35,108
Derivative liabilities (Notes 11 and 26)	—	1,785

Total liabilities	227,043,526	225,432,121

EQUITY
Capital stock (Note 28)	2,983,452	2,983,452
Hybrid equity securities (Note 28)	1,880,798	2,380,797
Capital surplus (Note 28)	732,538	732,538
Other equity (Note 29)	79,629	143,825

Retained earnings (Note 30 and 31)

(Regulatory reserve for credit loss as of June 30, 2014 and December 31, 2013 is ￦1,193,393 million and ￦1,297,123 million, respectively

Unreserved regulatory reserve for credit loss as of June 30, 2014 and December 31, 2013 is nil, respectively

Regulatory reserve for credit loss to be reserved (reversed) as of June 30, 2014 and December 31, 2013 is ￦72,815 million and ￦(-)103,730 million, respectively

Planned provision (reversal) of regulatory reserve for credit loss as of June 30, 2014 and December 31, 2013 is ￦72,815 million and ￦(-)103,730 million, respectively

	12,285,251	12,013,433

Total equity	17,961,668	18,254,045

Total liabilities and equity	245,005,194	243,686,166

See accompanying notes to separate financial statements.

WOORI BANK

SEPARATE STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS AND THE SIX MONTHS ENDED

JUNE 30, 2014 AND JUNE 30, 2013

	Korean Won
	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
	(In millions, except for income per share data)
OPERATING INCOME:
Net interest income (Notes 33 and 45):
Interest income	2,127,377	4,223,467	2,201,169	4,441,432
Interest expenses	1,099,694	2,186,366	1,151,581	2,357,851

	1,027,683	2,037,101	1,049,588	2,083,581

Net fee and commission income (Notes 34 and 45):
Fee and commission income	237,749	471,169	239,863	463,840
Fee and commission expenses	33,758	66,906	40,378	77,554

	203,991	404,263	199,485	386,286

Dividend income (Notes 35 and 45)	69,410	118,047	35,188	56,848
Gain (loss) on financial instruments at fair value through profit or loss (Note 36)	553	(388)	105,757	136,520
Gain (loss) on available-for-sale financial assets (Note 37)	12,376	(38,095)	21,300	3,652
Impairment losses for loans, other receivables, guarantees and unused commitments (Notes 39 and 45)	(230,913)	(266,320)	(447,409)	(892,082)
General and administrative expenses (Note 40)	(692,083)	(1,288,338)	(664,221)	(1,260,488)
Net other operating income (expenses) (Notes 40 and 45)	(130,157)	(284,120)	(116,588)	(152,693)

	260,860	682,150	183,100	361,624

NON-OPERATING INCOME (Note 41)	40,510	(29,833)	36,260	39,551
NET INCOME BEFORE INCOME TAX EXPENSE	301,370	652,317	219,360	401,175

INCOME TAX EXPENSE (Note 42)	98,147	149,914	47,885	71,338

PROFIT FROM CONTINUING OPERATIONS	203,223	502,403	171,475	329,837
PROFIT FROM DISCONTINUED OPERATIONS (Note 46)	—	—	—	29,476
NET INCOME (Net income after the provision (reversal) of regulatory reserve for credit loss for the six months ended June 30, 2014 and June 30, 2013 are ￦429,588 million and ￦466,848 million, respectively) (Note 31)	203,223	502,403	171,475	359,313

(Continued)

WOORI BANK

SEPARATE STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS AND THE SIX MONTHS ENDED JUNE 30, 2014

AND JUNE 30, 2013 (CONTINUED)

	Korean Won
	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
	(In millions, except for income per share data)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
Items that will not be reclassified in profit or loss
Re-measurement component of defined benefit plans	816	(27,632)	41,429	6,752
Items that may be reclassified in profit or loss
Gain (loss) on valuation of available-for-sale financial assets	(31,380)	(26,211)	(56,886)	(22,286)
Gain (loss) on overseas business translation	(15,877)	(10,353)	8,664	16,331

	(46,441)	(64,196)	(6,793)	797
TOTAL COMPREHENSIVE INCOME	156,782	438,207	164,682	360,110

NET INCOME PER SHARE: (In Korean Won) (Note 43)
Continuing and discontinued operations
Basic earnings per common share	293	730	246	470
Diluted earnings per common share	293	730	230	432
Continuing operations
Basic earnings per common share	293	730	246	423
Diluted earnings per common share	293	730	230	389

See accompanying notes to separate financial statements.

WOORI BANK

SEPARATE STATEMENTS OF CHANGES IN EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013

				Other equity
	Capital stock	Hybrid equity securities	Capital surplus	Gain (loss) on available-for-sale financial assets	Gain (loss) on overseas business translation and others	Re-measurement component of defined benefit plans	Retained earnings	Total equity
January 1, 2013	3,829,783	1,681,807	809,884	211,939	(17,443)	(62,246)	12,040,325	18,494,049
Dividends	—	—	—	—	—	—	(238,550)	(238,550)
Net income	—	—	—	—	—	—	359,313	359,313
Valuation of available-for-sale financial assets	—	—	—	(7,489)	—	—	—	(7,489)
Translation of overseas business	—	—	—	—	16,331	—	—	16,331
Actuarial gain	—	—	—	—	—	6,532	—	6,532
Issuance of hybrid equity securities	—	499,288	—	—	—	—	—	499,288
Credit card division spin-off (Note 46)	(846,331)	—	(77,346)	(14,797)	—	220	(111,746)	(1,050,000)

Balance as of June 30, 2013	2,983,452	2,181,095	732,538	189,653	(1,112)	(55,494)	12,049,342	18,079,474

January 1, 2014	2,983,452	2,380,797	732,538	226,978	(27,578)	(55,575)	12,013,433	18,254,045
Dividends	—	—	—	—	—	—	(230,584)	(230,584)
Net income	—	—	—	—	—	—	502,403	502,403
Valuation of available-for-sale financial assets	—	—	—	(26,211)	—	—	—	(26,211)
Translation of overseas business	—	—	—	—	(10,353)	—	—	(10,353)
Actuarial loss	—	—	—	—	—	(27,632)	—	(27,632)
Repayment of hybrid equity securities	—	(499,999)	—	—	—	—	(1)	(500,000)

Balance as of June 30, 2014	2,983,452	1,880,798	732,538	200,767	(37,931)	(83,207)	12,285,251	17,961,668

See accompanying notes to separate financial statements.

WOORI BANK

SEPARATE STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013

	Korean Won
	2014	2013
	(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	502,403	359,313
Adjustment to net income:
Interest income	(4,223,467)	(4,663,442)
Interest expense	2,186,366	2,388,503
Dividend income	(137,116)	(78,131)
Income tax expense	149,914	80,749

	(2,024,303)	(2,272,321)

Additions of expenses not involving cash outflows:
Loss on available-for-sale financial assets	38,095	—
Impairment loss for loans, other receivables, guarantees and unused commitments	266,320	914,003
Retirement benefits	52,978	53,683
Loss on derivatives for hedging	14,543	55,620
Loss on fair value hedged items	43,366	22,070
Impairment loss of investment in subsidiaries and associates	70,415	—
Loss on disposal of premises and equipment, intangible assets and investment properties	228	360
Depreciation and amortization of premises and equipment, intangible assets and investment properties	63,872	67,371
Impairment loss on premises and equipment, intangible assets and investment properties	383	170
Loss on other provisions	10,583	16,706

	560,783	1,129,983

Deductions of revenue not involving cash inflows:
Gain on available-for-sale financial assets	—	4,679
Gain on derivatives for hedging	36,108	23,457
Gain on fair value hedged items	12,182	65,091
Reversal of impairment loss of investment in subsidiaries and associates	15,368	—
Gain on disposal of premises and equipment, intangible assets and investment properties	351	14
Reversal of impairment loss on premises and equipment, intangible assets and other assets	226	46
Gain on other provisions	214	38

	64,449	93,325

(Continued)

WOORI BANK

SEPARATE STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013 (CONTINUED)

	Korean Won
	2014	2013
	(In millions)
Changes in operating assets and liabilities:
Financial instruments at fair value through profit or loss	(52,038)	5,870,942
Loans and receivables	(1,431,674)	(10,763,195)
Other assets	496	(10,910)
Deposits due to customers	5,788,225	(1,292,732)
Provisions	(75,900)	(67,843)
Other financial liabilities	(2,908,782)	5,698,257
Other liabilities	(17,408)	(9,528)

	1,302,919	(575,009)

Interest income received	4,180,585	4,604,774
Interest expense paid	(2,210,594)	(2,635,458)
Dividend received	137,116	78,131
Income taxes paid	54,706	(198,010)

Net cash provided by operating activities	2,439,166	398,078

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash in-flows from investing activities:
Disposal of available-for-sale financial assets	11,492,724	10,560,697
Repayment of held-to-maturity financial assets	2,130,200	3,160,898
Redemption of investments in subsidiaries and associates	186	751
Disposal of premises and equipment	212	551
Disposal of intangible assets	130	244
Disposal of assets held-for-sale	266	1,198

	13,623,718	13,724,339

Cash out-flows from investing activities:
Acquisition of available-for-sale financial assets	10,888,678	11,978,744
Acquisition of held-to-maturity financial assets	3,381,034	1,003,355
Acquisition of investments in subsidiaries and associates	68,464	40,800
Acquisition of premises and equipment	34,355	39,901
Acquisition of intangible assets	18,010	4,800

	14,390,541	13,067,600

Net cash provided by (used in) investing activities	(766,823)	656,739

(Continued)

WOORI BANK

SEPARATE STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND JUNE 30, 2013 (CONTINUED)

	Korean Won
	2014	2013
	(In millions)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash in-flows from financing activities:
Issue of borrowings	4,497,837	3,616,911
Issue of debentures	5,025,733	3,857,418
Issuance of hybrid equity securities	—	499,288

	9,523,570	7,973,617

Cash out-flows from financing activities:
Repayment of borrowings	6,913,857	5,343,476
Repayment of debentures	3,898,868	3,312,282
Repayment of hybrid equity securities	500,000	—
Payment of dividends	230,819	225,637

	11,543,544	8,881,395

Net cash used in financing activities	(2,019,974)	(907,778)

EFFECTS OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(36,471)	45,390

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(384,102)	192,429
CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD (Note 6)	4,694,201	4,135,353

CASH AND CASH EQUIVALENTS, END OF THE PERIOD (Note 6)	4,310,099	4,327,782

See accompanying notes to separate financial statements.

WOORI BANK

NOTES TO SEPARATE FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 AND DECEMBER 31, 2013

AND FOR THE THREE MONTHS AND THE SIX MONTHS

ENDED JUNE 30, 2014 AND JUNE 30, 2013

1.	GENERAL

(1)	Woori Bank

Woori Bank was established in 1899 and is engaged in the commercial banking business under the Banking Law, trust business under the Financial Investment Services and Capital Market Act and foreign exchange business with approval from the Bank of Korea (“BOK”) and the Ministry of Finance and Economy (“MOFE”).

On March 27, 2001, Korea Deposit Insurance Corporation (“KDIC”) established Woori Finance Holdings Co., Ltd. (“WFH”). Woori Bank (“ the Bank”, “the Company”) is a wholly owned subsidiary of WFH as of June 30, 2013. The Bank’s common stock amount, expressed in Korean Won (the “KRW” or “￦”), to ￦2,983,452 million, and the Bank’s common shares issued and outstanding as of June 30, 2014 are 597 million shares. The head office of the Bank is located in Seoul, Korea. The Bank has 991 branches and offices in Korea, and 19 branches and offices overseas.

2.	SUMMARY OF SIGNIFICANT BASIS OF PREPARATION AND ACCOUNTING POLICIES

The Bank’s interim separate financial statements for the six months ended June 30, 2014 are prepared in accordance with K-IFRS 1034 ‘Interim Financial Reporting.’ It is necessary to use the annual separate financial statements for the year ended December 31, 2013 for the understanding of the interim financial statements.

Unless stated otherwise, the accounting policies have been applied consistently with the annual separate financial statements in order to prepare the separate financial statements for the six months ended June 30, 2014.

(1)	The Bank has newly adopted the following new and revised K-IFRSs that have affected the accounting policies.

Amendments to K-IFRS 1032 – Financial Instruments: Presentation

The amendments to K-IFRS 1032 clarify the requirement for the offset presentation of financial assets and financial liabilities. That is, the right to offset must not be conditional on the occurrence of future events and can be exercised anytime during the contract periods. The right to offset is executable even in the case of default or insolvency. The adoption of the amendments has no significant impact on the Company’s separate financial statements.

Amendments to K-IFRS 1110, 1112 and 1027 – Investment Entities

Investment Entities introduced an exception to the principle in K-IFRS 1110 Consolidated financial statement that all subsidiaries shall be consolidated. The amendments define an investment entity and require a parent that is an investment entity to measure its investment in particular subsidiaries at fair value through profit or loss instead of consolidating those subsidiaries in its consolidated financial statements. Also, the new disclosure requirements for investment entities in accordance with the amendments of K-IFRS 1110 have been introduced by consequential amendments to K-IFRS 1112, Disclosure of Interests in Other Entities, and K-IFRS 1027, Separate Financial Statements. The adoption of the amendments has no significant impact on the Company’s separate financial statements.

Amendments to K-IFRS 1039 – Financial Instruments: Recognition and Measurement

The amendments allowed the Company to use hedge accounting when, as a consequence of laws or regulations or the introduction of laws or regulations, the original counterparty to the hedging instrument is replaced by a central counterparty or an entity which is acting as counterparty in order to effect clearing by a central counterparty. The adoption of the amendments has no significant impact on the Company’s separate financial statements.

Enactment of K-IFRS 2121 – Levies

The enactment defines that the obligating event giving rise to the recognition of a liability to pay a levy is the activity that triggers the payment of the levy in accordance with the related legislation. The enactment has no significant impact on the Company’s separate financial statements.

In addition to the new amendments and enactments listed above, K-IFRS 1036, Impairment of Assets, had been amended to add clarifications about the disclosure requirement in relation to estimated recoverable amount for non-financial assets. The adoption of these amendments has no significant impact on the Company’s separate financial statements.

(2)	The Company has not applied the following new and revised K-IFRS that have been issued but are not yet effective:

Amendments to K-IFRS 1019 – Employee Benefits

If the amount of the contributions not subject to service period, the Company is permitted to recognize such contributions as a reduction in the service cost in the period in which the related service is rendered. The amendments are effective for the annual periods beginning on or after July 1, 2014.

The Company anticipates that the amendment listed above may not have significant impact on the Company’s separate financial statements.

(3)	Reclassification of profit or loss related to financial asset or financial liability at fair value through profit or loss

The Bank reclassified hybrid financial instruments related to stocks from financial liabilities held for trading (derivative liability related to stocks) to financial liability at fair value through profit or loss for the year ended December 31, 2013. As a result, loss on financial instrument at fair value through profit or loss related to hybrid financial instruments increased by ￦27,374 million and loss on financial instruments held for trading (loss on derivatives related to stocks) decreased by ￦27,374 million for the six months ended June 30, 2013. It is reclassification of accounts within profits or losses on financial instruments at fair value through profit or loss and does not affect net profit or loss of the Bank reported for the six months ended June 30, 2013.

3.	SIGNIFICANT ACCOUNTING ESTIMATES AND ASSUMPTIONS

The significant accounting estimates and assumptions are continually evaluated and are based on historical experience and various factors including expectations of future events that are considered to be reasonable. Actual results can differ from those estimates based on such definitions.

The significant judgments which the management made about the application of the Bank’s accounting policies and key sources of uncertainty in estimates do not differ from those used in preparing the separate financial statements for the year ended December 31, 2013.

4.	RISK MANAGEMENT

The Bank’s operating activity is exposed to various financial risks; hence, the Bank is required to analyze and assess the level of complex risks, determine the level of risks to be accepted, or to manage the risks. The Bank’s risk management procedure is set for improvement in the quality of assets held and investments by making a decision about how to avoid or mitigate risks through the identification of the cause of the potential risks and their impacts.

The Bank takes approaches to minimize risks and maximize profits by managing risks acceptable to the Bank and eliminating excessive risks of financial instruments. For these approaches, the following procedures are performed: risk recognition, measurement and assessment, control, and monitoring and reporting.

The risk is managed by the risk management department based on the Bank’s risk management policy. The Risk Management Committee of the Bank makes the decision on the risk management strategy such as the avoidance of concentration of risk and establishment of acceptable level of risks.

(1)	Credit risk

Credit risk represents the possibility of financial losses incurred when the counterparty fails to fulfill its contractual obligations. The goal of credit risk management is to maintain the credit risk exposure to a permissible degree and to optimize the rate of return considering such credit risk.

1)	Credit risk management

The Bank considers the probability of failure in performing the obligation of its counterparties, credit exposure to the counterparty and the related default risk and the rate of default loss. The Bank uses the credit rating model to assess the possibility of counterparty’s default risk; and when assessing the obligor’s credit grade, the Bank utilizes credit grades derived using statistical methods.

2)	Credit line management

In order to manage credit risk limit, the Bank establishes the appropriate credit line per obligor, company or industry and monitors obligors’ credit line, total exposures and loan portfolios when approving the loan.

3)	Credit risk mitigation

The Bank mitigates credit risk resulting from the obligor’s credit condition by using financial and physical collateral, guarantees, netting agreements and credit derivatives. The Bank has adopted the entrapment method acknowledged by BASEL II standards to mitigate its credit risk. Credit risk mitigation is reflected in qualifying financial collateral, trade receivables, guarantees, residential and commercial real estate and other collaterals. The Bank regularly performs a revaluation of collateral reflecting such credit risk mitigation.

4)	Maximum exposure to credit risk

The maximum exposures of financial instruments, excluding equity securities, to credit risk are as following (Korean Won in millions):

		June 30, 2014	December 31, 2013
Loans and receivables	Korean treasury and government agencies	15,969,863	14,703,496
	Banks	11,456,769	20,419,315
	Corporates	85,785,995	80,584,338
	Consumers	89,590,190	86,129,540

		202,802,817	201,836,689

Financial assets at fair value through profit or loss (“FVTPL”)	Short-term debt securities (*)	936,114	922,369
	Gold banking assets	11,869	9,299
	Derivative assets	2,265,823	2,176,792

		3,213,806	3,108,460

Available-for-sale (“AFS”) financial assets	AFS debt securities (*)	10,214,227	10,085,918

Held-to-maturity (“HTM”) financial assets	HTM debt securities	13,281,854	12,016,870

Derivative assets	Derivative assets	151,163	131,410

Off-balance	Guarantees	18,010,610	18,943,567
	Loan commitments	61,549,169	64,541,953

		79,559,779	83,485,520

		309,223,646	310,664,867

(*)	Financial assets at FVTPL and AFS financial assets represent debt security amount only (notes 7 and 8).

5)	Credit risk of loans and receivables

The credit risk of loans and receivables by loan conditions are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates
			General business	Small and medium sized enterprise	Project financing	Sub-total	Consumers	Total
Loans neither overdue nor impaired	15,974,077	11,464,166	49,597,627	28,548,833	5,695,836	83,842,296	88,612,754	199,893,293
Loans overdue but not impaired	—	—	15,632	182,359	—	197,991	801,573	999,564
Impaired loans	—	—	3,143,497	682,851	660,420	4,486,768	590,795	5,077,563

	15,974,077	11,464,166	52,756,756	29,414,043	6,356,256	88,527,055	90,005,122	205,970,420

Less: Provisions for credit losses	4,214	7,397	1,784,590	714,725	241,745	2,741,060	414,932	3,167,603

Total, net	15,969,863	11,456,769	50,972,166	28,699,318	6,114,511	85,785,995	89,590,190	202,802,817

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates
			General business	Small and medium sized enterprise	Project financing	Sub-total	Consumers	Total
Loans neither overdue nor impaired	14,707,691	20,435,830	46,080,687	27,769,009	4,924,073	78,773,769	84,625,312	198,542,602
Loans overdue but not impaired	—	—	61,766	177,461	—	239,227	1,210,422	1,449,649
Impaired loans	—	—	3,270,876	712,099	638,089	4,621,064	693,478	5,314,542

	14,707,691	20,435,830	49,413,329	28,658,569	5,562,162	83,634,060	86,529,212	205,306,793

Less: Provisions for credit losses	4,195	16,515	2,130,365	636,159	283,198	3,049,722	399,672	3,470,104

Total, net	14,703,496	20,419,315	47,282,964	28,022,410	5,278,964	80,584,338	86,129,540	201,836,689

a)	Credit quality of loans and receivables

The Bank manages its loans and receivables that are neither overdue nor impaired through an internal rating system. The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses. Segregation of credit quality is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates
			General business	Small and medium sized enterprise	Project financing	Sub-total	Consumers	Total
Investment grade (*1)	15,969,863	11,456,769	35,351,246	9,867,723	3,590,770	48,809,739	84,221,725	160,458,096
Non-investment grade (*2)	—	—	13,811,316	18,329,787	2,051,847	34,192,950	4,236,687	38,429,637

	15,969,863	11,456,769	49,162,562	28,197,510	5,642,617	83,002,689	88,458,412	198,887,733

Value of collateral	—	346,983	16,393,599	22,290,510	3,152,078	41,836,187	73,180,009	115,363,179

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates
			General business	Small and medium sized enterprise	Project financing	Sub-total	Consumers	Total
Investment grade (*1)	14,703,496	20,419,315	33,653,107	9,083,324	3,412,978	46,149,409	79,873,706	161,145,926
Non-investment grade (*2)	—	—	11,795,843	18,376,777	1,440,708	31,613,328	4,603,298	36,216,626

	14,703,496	20,419,315	45,448,950	27,460,101	4,853,686	77,762,737	84,477,004	197,362,552

Value of collateral	4,223	424,930	16,468,816	21,936,891	2,491,742	40,897,449	69,320,320	110,646,922

(*1)	Classified from AAA to BBB for corporates, from level 1 to level 6 for consumers by the internal credit rating
(*2)	Classified from BBB- to C for corporates, from level 7 to level 10 for consumers by the internal credit rating

The Bank recognized provisions for credit losses of loans and receivables neither overdue nor impaired, amounting to ￦1,005,560 million and ￦1,180,050 million as of June 30, 2014 and December 31, 2013, respectively, which is deducted from the loans and receivables neither overdue nor impaired.

b)	Aging analysis of loans and receivables

Aging analysis of loans and receivables that are overdue but not impaired are as follows:

The value of collateral held is the collateral-allocated amount used when calculating the respective provisions for credit losses (Unit: Korean Won in millions).

	June 30, 2014
Overdue	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Less than 30 days	—	—	11,691	114,531	—	126,222	627,093	753,315
30~60 days	—	—	1,257	28,034	—	29,291	89,783	119,074
60~90 days	—	—	—	13,087	—	13,087	51,669	64,756

Total	—	—	12,948	155,652	—	168,600	768,545	937,145

Value of collateral	—	—	6,685	121,815	—	128,500	646,790	775,290

	December 31, 2013
Overdue	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Less than 30 days	—	—	59,301	151,278	—	210,579	1,046,000	1,256,579
30~60 days	—	—	1,712	12,268	—	13,980	65,875	79,855
60~90 days	—	—	138	1,534	—	1,672	47,739	49,411

Total	—	—	61,151	165,080	—	226,231	1,159,614	1,385,845

Value of collateral	—	—	54,689	144,242	—	198,931	958,046	1,156,977

The Bank recognized provisions for credit losses of loans and receivables that are overdue but not impaired, amounting to ￦62,419 million and ￦63,804 million as of June 30, 2014 and December 31, 2013, respectively, which is deducted from the loans and receivables that are overdue but not impaired.

c)	Individually impaired loans and receivables

Impaired loans and receivables are as follows (Unit: Korean Won in millions):

The collateral value held is the collateral-allocated amount used when calculating the respective provision for loan loss.

	June 30, 2014
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Impaired loans	—	—	1,796,656	346,156	471,894	2,614,706	363,233	2,977,939
Value of collateral	—	—	1,143,648	399,157	136,000	1,678,805	357,958	2,036,763

	December 31, 2013
	Korean treasury and government agencies	Banks	Corporates				Consumers	Total
			General business	Small and medium sized enterprise	Project financing	Sub-total
Impaired loans	—	—	1,772,863	397,229	425,278	2,595,370	492,922	3,088,292
Value of collateral	—	—	1,271,765	458,426	91,000	1,821,191	491,369	2,312,560

The Bank recognized provision for credit losses of impaired loans and receivables amounting to ￦2,099,624 million and ￦2,226,250 million as of June 30, 2014 and December 31, 2013, respectively, which is deducted from the impaired loans and receivables.

6)	Credit quality of debt securities

The Bank manages debt securities based on the external credit rating. Credit soundness of debt securities on the basis of External Credit Assessment Institution (“ECAI”)’s rating is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Held for trading	AFS securities	HTM securities	Total
AAA	936,114	9,406,396	13,280,374	23,622,884
AA- ~ AA+	—	545,684	1,480	547,164
BBB- ~ A+	—	262,147	—	262,147

	936,114	10,214,227	13,281,854	24,432,195

	December 31, 2013
	Held for trading	AFS securities	HTM securities	Total
AAA	922,369	9,333,413	12,005,952	22,261,734
AA- ~ AA+	—	552,538	10,918	563,456
BBB- ~ A+	—	199,967	—	199,967

	922,369	10,085,918	12,016,870	23,025,157

Financial assets at FVTPL and AFS financial assets only represents credit quality of debt securities amount, but excluding equity securities and gold banking assets (notes 7 and 8).

7)	Geographical and industrial distribution of credit risk

a)	Geographical distribution of credit risk

The geographical distribution of credit risk of financial assets is as follows (Unit: Korean Won in millions):

		June 30, 2014
		Korea	USA	UK	Japan	China	Others	Total
Loans and receivables	Korean treasury and government agencies	15,969,357	—	—	—	—	506	15,969,863
	Banks	10,214,113	139,760	132,758	62,699	227	907,212	11,456,769
	Corporates	82,708,597	649,320	368,206	232,246	55,601	1,772,025	85,785,995
	Consumers	89,533,566	109	2	11,560	—	44,953	89,590,190

		198,425,633	789,189	500,966	306,505	55,828	2,724,696	202,802,817

Financial assets at FVTPL	Short-term debt securities	936,114	—	—	—	—	—	936,114
	Gold banking assets	—	—	11,869	—	—	—	11,869

		936,114	—	11,869	—	—	—	947,983

AFS financial assets	AFS debt securities	10,193,257	—	—	—	—	20,970	10,214,227
HTM financial assets	HTM debt securities	13,280,230	—	—	—	—	1,624	13,281,854
Off-balance	Guarantees	16,672,161	58,003	8,938	31,974	451	1,239,083	18,010,610
	Loan commitments	61,432,955	—	—	—	—	116,214	61,549,169

		78,105,116	58,003	8,938	31,974	451	1,355,297	79,559,779

		300,940,350	847,192	521,773	338,479	56,279	4,102,587	306,806,660

		December 31, 2013
		Korea	USA	UK	Japan	China	Others	Total
Loans and receivables	Korean treasury and government agencies	14,703,496	—	—	—	—	—	14,703,496
	Banks	19,364,045	123,219	114,534	156,286	—	661,231	20,419,315
	Corporates	77,343,485	689,965	432,587	284,337	—	1,833,964	80,584,338
	Consumers	86,096,611	113	4	16,195	—	16,617	86,129,540

		197,507,637	813,297	547,125	456,818	—	2,511,812	201,836,689

Financial assets at FVTPL	Short-term debt securities	922,369	—	—	—	—	—	922,369
	Gold banking assets	—	—	9,299	—	—	—	9,299

		922,369	—	9,299	—	—	—	931,668

AFS financial assets	AFS debt securities	10,063,786	—	—	—	—	22,132	10,085,918
HTM financial assets	HTM debt securities	12,016,036	—	—	—	—	834	12,016,870
Off-balance	Guarantees	17,593,250	39,942	9,408	23,632	—	1,277,335	18,943,567
	Loan commitments	64,396,841	—	—	—	—	145,112	64,541,953

		81,990,091	39,942	9,408	23,632	—	1,422,447	83,485,520

		302,499,919	853,239	565,832	480,450	—	3,957,225	308,356,665

b)	Industrial distribution of credit risk

The industrial distribution of credit risk of financial assets is as follows (Unit: Korean Won in millions):

		June 30, 2014
		Service	Manufacturing	Bank and insurance	Construction	Consumers	Others	Total
Loans and receivables	Korean treasury and government agencies	40,553	—	13,507,037	—	—	2,422,273	15,969,863
	Banks	—	—	11,456,769	—	—	—	11,456,769
	Corporates	36,334,383	35,474,610	4,750,505	4,953,470	—	4,273,027	85,785,995
	Consumers	4,843,801	874,805	6,760	68,662	83,501,665	294,497	89,590,190

		41,218,737	36,349,415	29,721,071	5,022,132	83,501,665	6,989,797	202,802,817

Financial assets at FVTPL	Short-term debt securities	—	—	480,813	—	—	455,301	936,114
	Gold banking assets	—	—	11,869	—	—	—	11,869

		—	—	492,682	—	—	455,301	947,983

AFS financial assets	AFS debt securities	69,195	9,987	6,530,380	50,717	—	3,553,948	10,214,227
HTM financial assets	HTM debt securities	20,151	—	6,210,146	507,771	—	6,543,786	13,281,854
Off-balance	Guarantees	3,458,922	9,019,898	3,330,139	1,844,870	18,034	338,747	18,010,610
	Loan commitments	10,795,809	25,152,581	8,552,169	3,443,981	7,821,282	5,783,347	61,549,169

		14,254,731	34,172,479	11,882,308	5,288,851	7,839,316	6,122,094	79,559,779

		55,562,814	70,531,881	54,836,587	10,869,471	91,340,981	23,664,926	306,806,660

		December 31, 2013
		Service	Manufacturing	Bank and insurance	Construction	Consumers	Others	Total
Loans and receivables	Korean treasury and government agencies	2,453,465	—	11,793,303	26,945	—	429,783	14,703,496
	Banks	—	—	20,419,314	—	—	1	20,419,315
	Corporates	34,995,481	34,022,483	2,338,336	5,035,838	—	4,192,200	80,584,338
	Consumers	4,756,546	859,411	6,884	62,098	80,170,925	273,676	86,129,540

		42,205,492	34,881,894	34,557,837	5,124,881	80,170,925	4,895,660	201,836,689

Financial assets at FVTPL	Short-term debt securities	—	—	510,337	—	—	412,032	922,369
	Gold banking assets	—	—	9,299	—	—	—	9,299

		—	—	519,636	—	—	412,032	931,668

AFS financial assets	AFS debt securities	702,346	10,000	6,975,091	51,389	—	2,347,092	10,085,918
HTM financial assets	HTM debt securities	1,217,386	—	5,175,848	498,025	—	5,125,611	12,016,870
Off-balance	Guarantees	4,300,742	10,067,263	2,835,721	1,607,548	15,175	117,118	18,943,567
	Loan commitments	12,313,178	27,653,356	7,783,682	3,915,429	7,642,402	5,233,906	64,541,953

		16,613,920	37,720,619	10,619,403	5,522,977	7,657,577	5,351,024	83,485,520

		60,739,144	72,612,513	57,847,815	11,197,272	87,828,502	18,131,419	308,356,665

(2)	Market risk

Market risk is the possible risk of loss arising from trading activities in the volatility of market factors such as interest rates, stock prices, and foreign exchange rates. Market risk occurs as a result of changes in the interest rates and foreign exchange rates for financial instruments that are not yet settled, and all contracts are exposed to a certain level of volatility according to the interest rates, credit spreads, foreign exchange rates and the price of equity securities.

1)	Market risk management

For trading activities, the Bank avoids bears or mitigates risks by identifying the underlying source of risks, measuring parameters and evaluating their appropriateness.

2)	Market risk measurement

The Bank uses both standard-based and internal model-based approach to measure market risk. A standard risk measurement model is used to calculate individual market risk of owned capital while internal risk measurement model is used to calculate general capital market risk and it is used to measure internal risk management measure. The Risk Management Committee allocates owned capital to market risk. The Risk Management department measures the Value at Risk (“VaR”, maximum losses) limit by department and risk factor and loss limit on a daily basis and reports regularly to the Risk Management committee.

3)	Risk Control

At the beginning of each year, the Risk Management Committee establishes the VaR limit, loss limit and risk capital limit for its management purposes. Limit by investment desk/dealer is independently managed to the extent of the limit given to each departments of the Bank and the limit by investment and loss cut is managed by risk management personnel with the department.

4)	Sensitivity analysis of market risk

The Bank performs sensitivity analysis for both trading and non-trading activities. For trading activities, the Bank uses a VaR model which uses certain assumptions of possible fluctuations in market condition and, by conducting simulations of gains and losses, under which the model estimates the maximum losses that may occur. A VaR model predicts based on statistics of possible losses on the portfolio at a certain period currently or in the future. It indicates the maximum expected loss with at least 99% credibility. In short, there exists a one percent possibility that the actual loss might exceed the predicted loss generated from the VaR’s calculation. The actual results are periodically monitored to examine the validity of the assumptions and variables and factors that are used in VaR’s calculations. However, this approach cannot prevent the loss when the market fluctuation exceeds expectation.

For non-trading activities, the Bank uses Net Interest Income (“NII”) and Net Present Value (“NPV”) calculated using the simulation method. NII is a profit based indicator for displaying the profit changes in short term due to the short term interest change. It will be estimated as subtracting the interest expenses of liabilities from the interest income of the assets. NPV is an indicator for displaying the risk in economical view according to the unfavorable changes related to the interest rate. It will be estimated as subtracting the present value of liabilities from the present value of the asset.

a)	Trading activities

The minimum, maximum and average VaR for June 30, 2014 and December 31, 2013, respectively, and the VaR as of June 30, 2014 and December 31, 2013, respectively, are as follows (Unit: Korean Won in millions):

	As of June 30, 2014	For the six months ended June 30, 2014			As of December 31, 2013	For the year ended December 31, 2013
Risk factor		Average	Maximum	Minimum		Average	Maximum	Minimum
Interest rate	1,558	2,570	14,948	1,512	2,707	3,472	5,937	2,391
Stock price	913	1,268	1,835	494	431	1,049	2,434	420
Foreign currencies	2,825	3,120	4,051	1,998	1,414	1,549	2,775	1,033
Commodity	15	24	73	2	46	30	169	3
Portfolio effect	(1,940)	(3,132)	(6,391)	(1,591)	(2,564)	(3,407)	(6,085)	(1,920)
Total	3,371	3,850	14,516	2,415	2,034	2,693	5,230	1,927

b)	Non-trading activities

The NII and NPV calculated using the simulation method for the Bank and scenarios responding to the interest rate (“IR”) changes are as follows (Korean Won in millions):

Name of scenario	June 30, 2014		December 31, 2013
	NII	NPV	NII	NPV
Base case	4,319,944	19,922,621	4,308,053	19,493,252
Base case (Prepay)	4,324,715	19,611,667	4,315,687	19,399,026
IR 100bp up	4,667,154	19,566,008	4,626,761	19,069,064
IR 100bp down	3,972,159	20,305,789	4,000,075	19,944,973
IR 200bp up	5,014,361	19,235,111	4,945,467	18,671,149
IR 200bp down	3,616,421	20,719,539	3,669,544	20,426,729
IR 300bp up	5,361,567	18,927,581	5,264,172	18,297,597
IR 300bp down	2,955,443	21,164,423	3,094,330	20,940,171

5)	Other market risk

a)	Interest rate risk

The Bank estimates and manages risks related to changes in interest rate due to the difference in the sensitivity of interest-yielding assets and the sensitivity of liabilities. Cash flows of principal amounts and interests from interest bearing assets and liabilities by re-pricing date are as follows (Unit: Korean Won in millions):

		June 30, 2014
		Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Assets	Loans and receivables	114,610,207	32,916,383	7,381,984	6,668,351	38,318,695	22,631,671	222,527,291
	AFS financial assets	3,828,409	1,567,310	1,004,912	1,747,668	6,267,955	668,491	15,084,745
	HTM financial assets	1,929,808	937,974	1,585,154	546,783	8,950,140	171,922	14,121,781

		120,368,424	35,421,667	9,972,050	8,962,802	53,536,790	23,472,084	251,733,817

Liabilities	Deposits due to customers	81,810,889	29,121,612	24,102,891	15,720,590	26,530,057	120,480	177,406,519
	Borrowings	7,871,206	1,082,821	761,886	967,379	3,286,867	618,643	14,588,802
	Debentures	1,914,039	1,245,049	2,823,689	1,956,863	6,619,831	4,262,663	18,822,134

		91,596,134	31,449,482	27,688,466	18,644,832	36,436,755	5,001,786	210,817,455

		December 31, 2013
		Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Assets	Loans and receivables	115,957,679	29,272,802	5,826,443	6,026,505	38,148,339	24,051,865	219,283,633
	AFS financial assets	3,761,651	2,329,171	1,984,890	1,749,714	5,158,235	562,517	15,546,178
	HTM financial assets	1,517,385	819,001	890,399	651,094	8,867,128	113,039	12,858,046

		121,236,715	32,420,974	8,701,732	8,427,313	52,173,702	24,727,421	247,687,857

Liabilities	Deposits due to customers	84,489,764	23,147,546	18,429,060	20,454,101	25,102,729	6,973	171,630,173
	Borrowings	11,181,863	1,220,502	444,972	739,707	2,769,855	627,926	16,984,825
	Debentures	2,561,877	1,853,986	1,865,663	1,105,041	6,961,213	3,198,388	17,546,168

		98,233,504	26,222,034	20,739,695	22,298,849	34,833,797	3,833,287	206,161,166

Re-pricing date is defined as the date which interest rates of operational funds and procuring funds can be re-adjusted before the expiration date. Analysis based on interest expirations is used to analyze assets and liabilities that cause interest margins and interest costs. However, loans and receivables that are not expected to have interest cash flow due to impairment and other circumstances are excluded from the analysis.

b)	Currency risk

Currency risk occurs from the financial instrument denominated in a foreign currency other than the functional currencies. Therefore, no currency risk arises from non-monetary items or financial instruments denominated in the functional currency.

Financial instruments in foreign currencies exposed to currency risk are as follows (Unit: USD in millions, JPY in millions, CNY in millions, EUR in millions and Korean Won in millions):

		June 30, 2014
		USD		EUR		JPY		CNY		Others	Total
		Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Assets	Loans and receivables	19,287	19,564,667	916	1,268,470	150,674	1,506,742	252	41,144	1,650,846	24,031,869
	Financial assets at FVTPL	189	192,049	—	372	171	1,712	—	—	2,252	196,385
	AFS financial assets	36	36,874	3	3,856	112	1,117	—	—	46,421	88,268
	HTM financial assets	—	—	—	—	—	—	—	—	1,623	1,623

		19,512	19,793,590	919	1,272,698	150,957	1,509,571	252	41,144	1,701,142	24,318,145

Liabilities	Financial liabilities at FVTPL	205	207,818	1	1,083	957	9,569	—	—	5,713	224,183
	Deposits	5,714	5,796,378	280	387,493	92,005	920,050	75	12,271	533,226	7,649,418
	Borrowings	6,551	6,645,778	237	327,987	52,652	526,517	8	1,306	142,486	7,644,074
	Debentures	4,411	4,474,933	—	—	49,844	498,439	—	—	634,321	5,607,693
	Other financial liabilities	3,491	3,541,492	40	54,880	4,741	47,410	70	11,452	42,507	3,697,741

		20,372	20,666,399	558	771,443	200,199	2,001,985	153	25,029	1,358,253	24,823,109

	Off-balance	10,463	10,613,501	673	931,323	42,118	421,179	228	37,220	644,574	12,647,797

		December 31, 2013
		USD		EUR		JPY		CNY		Others	Total
		Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Foreign currency	Won equivalent	Won equivalent	Won equivalent
Assets	Loans and receivables	19,973	21,077,839	924	1,344,505	171,340	1,721,386	217	37,755	1,556,699	25,738,184
	Financial assets at FVTPL	232	244,928	—	721	203	2,039	—	—	13	247,701
	AFS financial assets	49	51,537	10	14,546	359	3,604	—	—	44,058	113,745
	HTM financial assets	—	—	—	—	—	—	—	—	834	834

		20,254	21,374,304	934	1,359,772	171,902	1,727,029	217	37,755	1,601,604	26,100,464

Liabilities	Financial liabilities at FVTPL	232	244,697	1	1,318	1,136	11,409	—	—	781	258,205
	Deposits	5,898	6,223,946	213	310,572	92,927	933,611	50	8,660	685,170	8,161,959
	Borrowings	6,284	6,631,401	192	279,205	52,168	524,112	128	22,254	174,785	7,631,757
	Debentures	3,855	4,068,688	—	—	49,977	502,095	—	—	649,383	5,220,166
	Other financial liabilities	3,792	4,001,203	180	262,895	10,301	103,488	24	4,227	101,769	4,473,582

		20,061	21,169,935	586	853,990	206,509	2,074,715	202	35,141	1,611,888	25,745,669

	Off-balance	10,716	11,308,869	808	1,176,553	53,313	535,616	2,404	418,429	636,686	14,076,153

(3)	Liquidity risk

Liquidity risk refers to the risk that the Bank may encounter difficulties in meeting obligations from its financial liabilities.

1)	Liquidity risk management

Liquidity risk management is to prevent potential cash shortage as a result of mismatching the use of funds (assets) and sources of funds (liabilities) or unexpected cash outflows.

Assets and liabilities are grouped by account under Asset Liability Management (“ALM”) in accordance with the characteristics of the account. The Bank manages liquidity risk by identifying maturity gap and such gap ratio through various cash flows analysis (i.e. based on remaining maturity and contract period, etc.); while maintaining the gap ratio at or below the target limit.

2)	Maturity analysis of non-derivative financial liabilities

a)	The Bank’s maturity analysis of non-derivative financial liabilities, cash flows of principals and interests, by remaining contractual maturities are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	282,825	2,537	2,509	2,565	174,893	831	466,160
Deposits due to customers	99,683,418	25,270,548	21,873,954	24,301,598	6,765,523	1,409,967	179,305,008
Borrowings	6,500,613	1,338,361	1,088,377	1,712,822	3,340,810	618,164	14,599,147
Debentures	1,900,639	1,258,874	2,823,078	1,957,262	6,619,678	4,262,808	18,822,339
Other financial liabilities	9,057,439	—	—	—	—	3,006,613	12,064,052

	117,424,934	27,870,320	25,787,918	27,974,247	16,900,904	9,298,383	225,256,706

	December 31, 2013
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	345,676	3,340	3,340	3,035	205,120	19,490	580,001
Deposits due to customers	101,589,361	19,216,200	15,796,597	29,381,974	6,245,522	1,173,144	173,402,798
Borrowings	9,768,121	2,275,047	612,797	793,257	2,976,007	626,580	17,051,809
Debentures	2,037,223	1,966,844	1,872,243	1,227,546	7,278,372	3,229,174	17,611,402
Other financial liabilities	11,774,123	—	—	—	—	3,048,166	14,822,289

	125,514,504	23,461,431	18,284,977	31,405,812	16,705,021	8,096,554	223,468,299

Above maturity analysis includes both principal and interest cash flows by contractual maturities.

b)	Cash flows of principals and interests by expected maturities of non-derivative financial liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	282,825	2,537	2,509	2,565	174,893	831	466,160
Deposits due to customers	112,454,580	27,571,759	19,558,119	13,078,221	5,233,311	750,160	178,646,150
Borrowings	6,500,840	1,338,186	1,088,322	1,712,822	3,340,810	618,164	14,599,144
Debentures	1,900,639	1,258,874	2,823,078	1,957,262	6,619,678	4,262,808	18,822,339
Other financial liabilities	9,057,439	—	—	—	—	3,006,613	12,064,052

	130,196,323	30,171,356	23,472,028	16,750,870	15,368,692	8,638,576	224,597,845

	December 31, 2013
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
Financial liabilities at FVTPL	345,676	3,340	3,340	3,035	205,120	19,490	580,001
Deposits due to customers	113,937,301	22,022,094	14,868,544	16,553,599	4,745,490	570,293	172,697,321
Borrowings	9,768,122	2,275,045	612,797	793,257	2,976,007	626,580	17,051,808
Debentures	2,037,223	1,966,844	1,872,242	1,227,546	7,278,372	3,229,174	17,611,401
Other financial liabilities	11,774,123	—	—	—	—	3,048,166	14,822,289

	137,862,445	26,267,323	17,356,923	18,577,437	15,204,989	7,493,703	222,762,820

Above maturity analysis includes both interest and principal cash flows by expected maturities.

c)	Maturity analysis of derivative financial liabilities is as follows (Unit: Korean Won in millions):

	Remaining maturity
	Within 3 months	4 to 6 months	7 to 9 months	10 to 12 months	1 to 5 years	5 years ~	Total
June 30, 2014	2,224,894	—	—	—	—	—	2,224,894
December 31, 2013	2,095,589	—	—	—	—	—	2,095,589

Derivatives held for trading are not managed by contractual maturity as they are held for trading or redemption before maturity. Therefore, they are included in the ‘within 3 months.’ Cash flows from derivatives instrument held for fair value hedging or cash flow hedging are estimated net cash flows.

d)	Maturity analysis of off-balance sheet accounts is as follows (Unit: Korean Won in millions):

Guarantees and loan commitments like guarantees for debenture issuance and guarantees for loans which are financial guarantee provided by the Bank has expiration dates. However, in case of request of transaction counterparty, the Bank will carry out a payment immediately. Details of off-balance sheet accounts are as follows (Unit: Korea Won in millions):

	June 30, 2014	December 31, 2013
Guarantees	18,010,610	18,943,567
Loan commitments	61,549,169	64,541,953

(4)	Operational risk

The Bank defines operational risk as the risk that could cause a negative effect on capital resulting from inadequate internal process, labor work and systematic problem or external factors.

1)	Operational risk management

The Bank has been running the operational risk management system under Basel II. The Bank developed advanced measurement approached to quantify required capital for operational risk. This system is used for reinforcement in foreign competitions, reducing the amount of risk capitals, managing the risk, and precaution for any unexpected occasions. This system has been tested by the independent third party, and this system approved by the Financial Supervisory Service.

2)	Operational risk measurement

To quantify required capital for operational risk, the Bank applies advanced measurement approach using of internal loss data, business environment and internal control factors and scenario analysis. For the risk management over subsidiaries of the Bank, the Bank uses the basic indicator approach.

(5)	Capital management

The Bank complies with the capital adequacy standard established by the Financial Services Commission. The capital adequacy standard is based on Basel III published by Basel Committee on Banking Supervision in Bank of International Settlements in 2010, and was implemented in Korea in December 2013. The Bank is required to maintain a minimum Common Equity Tier 1 ratio of at least 4.5%, a minimum Tier 1 ratio of 6.0% and a minimum Total Regulatory Capital of 8.0% in December 2013.

The Bank’s equity capital is classified into three categories in accordance with the Supervisory Regulations and Detailed Supervisory Regulations on Banking Business.

•	Common Equity Tier 1 Capital (CET 1): CET 1 includes common shares issued, capital surplus, retained earnings, non-controlling interests of consolidated subsidiaries, accumulated other comprehensive income and others.

•	Additional Tier 1 Capital (Additional Tier 1): Additional Tier 1 includes equity securities issued by the Bank that meet the criteria for inclusion in Additional Tier 1 capital, and stock surplus resulting from the issue of instruments included in Additional Tier 1 capital and others.

•	Tier 2 Capital (Tier 2): Tier 2 includes equity that meet the criteria for inclusion in Tier 2 Capital, and the allowance for loan losses in accordance with Regulation on Supervision of Banking Business and others.

Risk-weighted assets are the Bank’s assets weighted according to credit risk; errors caused by internal process problems, external occasions and danger of the change in market. The Bank calculates risk weighted assets to comply with the Supervisory Regulations and Detailed Supervisory Regulations on Banking Business and uses it for BIS ratio calculation comparing the capital total that is the sum of CET 1, Additional Tier 1 and Tier 2.

The Bank makes measures to cope with certain level of loss caused by accumulating the equity capital that is exposed to the risk. The Bank is testing and using not only the BIS percentage, which is the minimum regulation standard, but also it is using internal standards. An evaluation on capital adequacy is performed to calculate the gap between available capital and economic capital. In addition, analysis on emergent incidents and additional capital requirements are added and applied. The capital adequacy is evaluated for both supervisory and internal management purpose in accordance with the comparison of unexpected loss and the available capital. If the test result from internal capital adequacy shows lack of available capital, the Bank is committed to expanding the equity capital and reinforcement of the risk management.

Details of the Bank’s capital adequacy ratio are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Common Capital Tier 1 Capital	14,803,682	14,507,679
Additional Tier 1 Capital	1,885,008	2,147,481
Tier 2 Capital	4,394,540	3,727,782

	21,083,230	20,382,942

Risk weighted assets	130,433,900	131,313,279

Capital adequacy ratio	16.16%	15.52%

5.	OPERATING SEGMENTS

The Bank’s reporting segments comprise the following customers: consumer banking, corporate banking, investment banking, capital market, and headquarters and others. The reportable segments are classified based on the target customers for whom the service is being provided:

Details of products and services
Consumer banking	Loans/deposits and financial services for consumer
Corporate banking	Loans/deposits and export/import, financial services for corporations
Investment banking	Domestic/foreign investment, structured finance, M&A, Equity & fund investment related business, venture advisory related tasks, real estate SOC development practices, etc.
Capital market	Fund management, investment securities and derivatives business
Headquarter and others	Sector does not correspond to the above operating segments

Segments operating income, which differs from financial operating income, is evaluated by the Bank in deciding how to allocate resources and in assessing performance. Income tax of the Bank is allocated to each segment proportionally by ratio of income before tax of each segment because this is not directly attributable to the operating segments.

The details of assets and liabilities by each segment are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter-segment transaction	Total
Assets	77,139,988	93,970,214	6,491,369	8,754,193	57,885,498	244,241,262	763,932	245,005,194
Liabilities	48,516,599	139,140,734	105,526	7,694,678	28,532,739	223,990,276	3,053,250	227,043,526

	December 31, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter-segment transaction	Total
Assets	74,305,224	89,900,968	7,038,975	10,778,521	60,976,232	242,999,920	686,246	243,686,166
Liabilities	45,336,744	135,083,652	105,146	10,006,252	32,445,113	222,976,907	2,455,214	225,432,121

The details of operating income by each segment are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter-segment transaction	Total
Net interest income
Interest income	1,499,398	1,831,534	108,111	13,572	605,083	4,057,698	165,769	4,223,467
Interest expense	(808,160)	(1,102,759)	(11)	(55)	(400,211)	(2,311,196)	124,830	(2,186,366)
Inter-segment	29,127	149,303	(106,146)	1,709	(73,993)	—	—	—

	720,365	878,078	1,954	15,226	130,879	1,746,502	290,599	2,037,101

Non-interest income
Non-interest income	336,419	218,625	220,905	2,111,550	717,538	3,605,037	218,886	3,823,923
Non-interest expense	(98,270)	(5,903)	(158,332)	(2,101,097)	(842,137)	(3,205,739)	(476,317)	(3,682,056)
Inter-segment	9,628	14,095	—	—	(23,723)	—	—	—

	247,777	226,817	62,573	10,453	(148,322)	399,298	(257,431)	141,867

Other expense
Administrative expense	(798,877)	(391,211)	(5,963)	(7,689)	(84,598)	(1,288,338)	—	(1,288,338)
Impairment losses on credit loss and others	(29,248)	(134,186)	(51,441)	33,379	6,184	(175,312)	(33,168)	(208,480)

	(828,125)	(525,397)	(57,404)	25,690	(78,414)	(1,463,650)	(33,168)	(1,496,818)

Operating income (loss)	140,017	579,498	7,123	51,369	(95,857)	682,150	-	682,150
Non-operating income (loss)	(15,475)	(2,230)	21,432	(121)	(33,439)	(29,833)	—	(29,833)

Net income before income tax expense	124,542	577,268	28,555	51,248	(129,296)	652,317	—	652,317
Income tax expense	(30,139)	(139,699)	(6,910)	(12,402)	31,290	(157,860)	7,946	(149,914)

Net income	94,403	437,569	21,645	38,846	(98,006)	494,457	7,946	502,403

	For the six months ended June 30, 2013
	Consumer banking	Corporate banking	Investment banking	Capital market	Headquarters and others	Sub-total	Inter-segment transaction	Total
Net interest income
Interest income	1,714,661	1,949,132	135,887	26,923	644,962	4,471,565	(30,133)	4,441,432
Interest expense	(835,117)	(1,166,167)	(704)	(56)	(475,344)	(2,477,388)	119,537	(2,357,851)
Inter-segment	(74,519)	215,140	(124,310)	(4,813)	(11,498)	—	—	—

	805,025	998,105	10,873	22,054	158,120	1,994,177	89,404	2,083,581

Non-interest income
Non-interest income	321,491	285,047	245,550	3,638,020	940,481	5,430,589	(3,456)	5,427,133
Non-interest expense	(158,033)	(86,624)	(222,433)	(3,664,319)	(753,521)	(4,884,930)	(173,993)	(5,058,923)
Inter-segment	6,994	12,304	—	—	(19,298)	—	—	—

	170,452	210,727	23,117	(26,299)	167,662	545,659	(177,449)	368,210

Other expense
Administrative expense	(788,059)	(403,796)	(6,800)	(9,442)	(70,928)	(1,279,025)	18,536	(1,260,489)
Impairment losses on credit loss and others	(40,399)	(801,835)	(57,870)	1,937	25,016	(873,151)	43,473	(829,678)

	(828,458)	(1,205,631)	(64,670)	(7,505)	(45,912)	(2,152,176)	62,009	(2,090,167)

Operating income (loss)	147,019	3,201	(30,680)	(11,750)	279,870	387,660	(26,036)	361,624
Non-operating income (loss)	(13,709)	(2,406)	18,861	(176)	43,712	46,282	(6,731)	39,551

Net income before income tax expense	133,310	795	(11,819)	(11,926)	323,582	433,942	(32,767)	401,175

Income tax expense	(32,261)	(193)	2,860	2,886	(78,306)	(105,014)	33,676	(71,338)

Profit from continuing operations	101,049	602	(8,959)	(9,040)	245,276	328,928	909	329,837
Profit from discontinued operations	—	—	—	—	29,476	29,476	—	29,476

Net income (loss)	101,049	602	(8,959)	(9,040)	274,752	358,404	909	359,313

Information on financial products and services

The financial products of the Bank are classified as interest, non-interest and other goods; however, since this classification has already been reflected in the component of the operating segments above. Therefore, revenue from external customers is not separately disclosed.

Information on geographical areas

Details of the geographical revenues from external customers and non-current assets are as follows (Unit: Korean Won in millions):

	Revenue from external customers		Non-current assets
	For the six months ended June 30		June 30,	December 31,
	2014	2013	2014	2013
Domestic	7,949,832	9,761,154	4,917,263	4,858,109
Overseas	97,558	107,411	8,815	8,862

	8,047,390	9,868,565	4,926,078	4,866,971

Revenue from external customers consists of interest income and non-interest income. Non-current assets consist of investments in subsidiaries and associates, investment properties, premises and equipment, and intangible assets.

6.	CASH AND CASH EQUIVALENTS

(1)	Details of cash and cash equivalents are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Cash and checks	2,217,548	2,227,813
Foreign currencies	492,776	488,861
Demand deposits	1,315,743	1,923,344
Fixed deposits	284,032	54,183

	4,310,099	4,694,201

(2)	Material transactions not involving cash inflows and outflows are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Changes in other comprehensive income (loss) due to valuation of AFS financial assets	(26,211)	7,489
Changes in other comprehensive income (loss) of overseas business translation	(10,353)	16,331
Changes in other comprehensive income (loss) due to re-measurement	(27,632)	6,532
Decrease in net assets due to the credit card division spin-off	—	1,050,000
Changes in investments in subsidiaries and associates due to equity swap	48,402	—
Changes in accrued dividends of hybrid equity securities	(235)	12,913

7.	FINANCIAL ASSETS AT FVTPL

Details of financial assets at trading securities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities
Korean treasury and government agencies	455,301	412,031
Financial institutions	480,813	510,338

	936,114	922,369

Equity securities:
Equity securities	106,194	182,571
Beneficiary certificates	111,731	29,821
Loaned securities	15,174	33,084

	233,099	245,476

Derivatives instruments assets	2,265,823	2,176,792
Gold banking assets	11,869	9,299

	3,446,905	3,353,936

8.	AFS FINANCIAL ASSETS

(1)	Details of AFS financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities
Korean treasury and government agencies	2,362,370	2,256,116
Financial institutions	5,253,257	5,594,407
Corporates	2,497,085	1,973,229
Financial assets in foreign currencies	20,969	22,132
Loaned securities	80,546	240,034

	10,214,227	10,085,918

Equity securities:
Stock	976,511	1,107,181
Capital contributions	254,632	255,216
Beneficiary certificates	4,316,635	4,954,164
Financial assets in foreign currencies	67,299	91,613

	5,615,077	6,408,174

Other securities	14,440	5,083

	15,843,744	16,499,175

(2)	Structured notes of AFS financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Face value	Carrying value	Potential Risk
Structured notes relating to credit risk:
Cash CDO	132,695	—	Credit risk of underlying assets

	December 31, 2013
	Face value	Carrying value	Potential Risk
Structured notes relating to credit risk:
Cash CDO	138,045	—	Credit risk of underlying assets

9.	HTM FINANCIAL ASSETS

Details of HTM financial assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Debt securities
Korean treasury and government agencies	4,444,040	4,728,909
Financial institutions	3,353,982	2,155,965
Corporates	5,482,208	5,131,162
Debt securities in foreign currencies	1,624	834

	13,281,854	12,016,870

10.	LOANS AND RECEIVABLES

(1)	Details of loans and receivables are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Due from banks	9,224,941	9,302,685
Loans	184,918,466	182,076,759
Other loan and receivables	8,659,410	10,457,245

	202,802,817	201,836,689

(2)	Details of due from banks are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Due from banks in local currency:
Due from the BOK	8,481,189	8,304,869
Others	10,593	7,945
Provisions for credit losses	(2,021)	(1,978)

	8,489,761	8,310,836

Due from banks in foreign currencies:
Due from banks on demand	476,241	851,487
Due from banks on time	172,317	52,602
Others	87,177	88,083
Provisions for credit losses	(555)	(323)

	735,180	991,849

	9,224,941	9,302,685

(3)	Details of restricted due from banks are as follows (Unit: Korean Won in millions):

Financial institution	June 30, 2014	December 31, 2013	Reason of restriction
Due from banks in local currency:
BOK	8,481,189	8,304,869	Reverse deposits on BOK Act and others
Korea Exchange	250	250	Joint compensation fund for loss incurred
Korea Exchange Bank and others	10,343	7,695	Reserve for lawsuit etc.

	8,491,782	8,312,814

Due from banks in foreign currencies:
BOK	397,627	701,238	Reverse deposits on BOK Act and others
Bank of Japan and others	85,615	158,058	Reserve deposits in foreign branches and others
Central Bank of Bangladesh and others	60,693	60,042	Installation deposits of financial institution and others
Samsung Futures and others	15,829	2,925	Collateral for overseas future trading and others

	559,764	922,263

	9,051,546	9,235,077

(4)	Details of loans are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loans in local currency	159,780,568	155,413,224
Loans in foreign currencies	6,584,549	6,939,573
Domestic banker’s usance	5,134,151	4,958,522
Bills bought in foreign currencies	5,738,028	4,190,391
Bills bought in local currency	78,221	85,953
Factoring receivables	41,636	175,447
Advances for customers	68,057	54,645
Privately placed bonds	512,979	477,241
Loans for debt-equity swap	498	498
Call loans	3,492,330	7,850,947
Bonds purchased under repurchase agreements	5,968,750	4,729,100
Other loans	44,641	50,728
Deferred loan origination fees and costs	321,657	296,832
Present value discount	(26,580)	(21,496)
Fair value hedging adjustment	96	142
Provisions for credit losses	(2,821,115)	(3,124,988)

	184,918,466	182,076,759

(5)	Details of other receivables are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Accounts receivables	6,170,819	8,100,879
Accrued income	749,625	817,950
Guarantee deposits	1,034,836	1,016,055
Other assets (*)	1,106,552	914,062
Present value discount of other assets	(58,510)	(48,886)
Provisions for credit losses	(343,912)	(342,815)

	8,659,410	10,457,245

(*)	As of June 30, 2014 and December 31, 2013, other assets include ￦138,894 and ￦237,229 million, respectively, of receivables from other financial institutions, conforming to the agreement of financial institution council. On the other hand, the amount to be paid by the Bank is accounted for as other financial liabilities and other operating income and other operating expenses were recorded respectively for the related amounts (Notes 25 and 40).

(6)	Changes in the provisions for credit losses on loans and receivables are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Consumers	Corporates	Others	Total
Beginning balance	(299,635)	(2,825,353)	(345,116)	(3,470,104)
Provisions for credit losses	(75,421)	(358,959)	(2,812)	(437,192)
Recoveries of written-off loans	(5,815)	(38,108)	—	(43,923)
Charge-off	56,125	362,861	461	419,447
Sales of loans and receivables	2,736	68,898	979	72,613
Unwinding effect	9,225	68,046	—	77,271
Others (*)	(50)	214,335	—	214,285

Ending balance	(312,835)	(2,508,280)	(346,488)	(3,167,603)

	For the six months ended June 30, 2013
	Consumers	Corporates	Credit cards	Others	Total
Beginning balance	(258,849)	(2,543,054)	(118,168)	(288,482)	(3,208,553)
Provisions for credit losses	(58,025)	(766,586)	(22,691)	(26,520)	(873,822)
Recoveries of written-off loans	(13,085)	(43,101)	(6,132)	—	(62,318)
Charge-off	63,850	486,971	39,249	235	590,305
Sales of loans and receivables	3,105	69,079	—	88	72,272
Unwinding effect	8,647	48,630	114	—	57,391
Others (*)	—	(59,869)	296	—	(59,573)
Credit card division spin-off	—	—	107,332	277	107,609

Ending balance	(254,357)	(2,807,930)	—	(314,402)	(3,376,689)

(*)	Others include changes in provisions for credit losses due to debt-for-equity swap.

(7)	Changes in deferred loan origination fees and costs are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Balance at January 1, 2014	Increase	Decrease	Balance at June 30, 2014
Deferred loan origination fees	(24,207)	(4,537)	9,421	(19,323)
Deferred loan origination costs	321,039	92,488	(72,547)	340,980

	296,832	87,951	(63,126)	321,657

	For the six months ended June 30, 2013
	Balance at January 1, 2013	Increase	Decrease	Balance at June 30, 2013
Deferred loan origination fees	(34,593)	(4,646)	11,177	(28,062)
Deferred loan origination costs	265,532	105,069	(72,964)	297,637

	230,939	100,423	(61,787)	269,575

11.	FAIR VALUE OF FINANCIAL ASSETS AND LIABILITIES

The Bank classified and discloses fair value of the financial instruments into the following three-level hierarchy:

•	Level 1: fair value measurements are those derived from quoted prices (unadjusted) in active markets for identical assets or liabilities.

•	Level 2: fair value measurements are those derived from inputs that are observable for the asset or liability, either directly (i.e. prices) or indirectly (i.e. derived from prices), other than quoted prices included within Level 1

•	Level 3: fair value measurements are those derived from valuation technique that include inputs for the asset or liability that are not based on observable market data (unobservable inputs).

(1)	Fair value hierarchy of financial assets and liabilities measured at current fair value is as follows (Korean Won in millions):

	June 30, 2014
	Level 1 (*2)	Level 2 (*2)	Level 3	Total
Financial assets:
Financial assets at FVTPL:
Debt securities:
Korean treasury and government agencies	455,201	100	—	455,301
Financial institutions	—	480,813	—	480,813

	455,201	480,913	—	936,114

Equity securities:
Stock	106,194	—	—	106,194
Beneficiary certificate	—	111,731	—	111,731
Loaned securities	15,174	—	—	15,174

	121,368	111,731	—	233,099

Derivative assets (*1)	732	2,315,918	100,336	2,416,986
Gold banking assets	11,869	—	—	11,869

	589,170	2,908,562	100,336	3,598,068

AFS financial assets:
Debt securities:
Korean treasury and government agencies	2,212,309	150,061	—	2,362,370
Financial institutions	—	5,253,257	—	5,253,257
Corporates	—	2,497,085	—	2,497,085
Financial assets in foreign currencies	14,155	6,814	—	20,969
Loaned securities	60,513	20,033	—	80,546

	2,286,977	7,927,250	—	10,214,227

Equity securities:
Stock	398,063	—	578,448	976,511
Capital contributions	—	—	254,632	254,632
Beneficiary certificates	—	3,981,020	335,615	4,316,635
Financial assets in foreign currencies	—	—	67,299	67,299

	398,063	3,981,020	1,235,994	5,615,077

Other securities	—	—	14,440	14,440

	2,685,040	11,908,270	1,250,434	15,843,744

Financial liabilities:
Financial liabilities at FVTPL:
Financial liabilities at trading securities:
Derivative liabilities (*1)	4,995	2,189,080	30,469	2,224,544
Gold banking liabilities	11,856	—	—	11,856
Loaned securities	821	—	—	821

	17,672	2,189,080	30,469	2,237,221

Financial liability designated at FVTPL:
Compound financial instruments	—	22,464	257,796	280,260
Debentures	—	153,870	—	153,870

	—	176,334	257,796	434,130

	17,672	2,365,414	288,265	2,671,351

	December 31, 2013
	Level 1 (*2)	Level 2 (*2)	Level 3	Total
Financial assets:
Financial assets at FVTPL:
Debt securities:
Korean treasury and government agencies	411,931	100	—	412,031
Financial institutions	—	510,338	—	510,338

	411,931	510,438	—	922,369

Equity securities:
Stock	182,571	—	—	182,571
Beneficiary certificate	—	29,821	—	29,821
Loaned securities	33,084	—	—	33,084

	215,655	29,821	—	245,476

Derivative assets (*1)	4	2,217,779	90,419	2,308,202
Gold banking assets	9,299	—	—	9,299

	636,889	2,758,038	90,419	3,485,346

AFS financial assets:
Debt securities:
Korean treasury and government agencies	2,156,460	99,656	—	2,256,116
Financial institutions	—	5,594,407	—	5,594,407
Corporates	—	1,973,229	—	1,973,229
Financial assets in foreign currencies	16,794	5,338	—	22,132
Loaned securities	240,034	—	—	240,034

	2,413,288	7,672,630	—	10,085,918

Equity securities:
Stock	469,468	—	637,713	1,107,181
Capital contributions	—	—	255,216	255,216
Beneficiary certificates	—	4,590,919	363,245	4,954,164
Financial assets in foreign currencies	433	—	91,180	91,613

	469,901	4,590,919	1,347,354	6,408,174

Other securities	—	—	5,083	5,083

	2,883,189	12,263,549	1,352,437	16,499,175

Financial liabilities:
Financial liabilities at FVTPL:
Financial liabilities at trading securities:
Derivative liabilities (*1)	460	2,075,605	21,319	2,097,384
Gold banking liabilities	9,254	—	—	9,254

	9,714	2,075,605	21,319	2,106,638

Financial liability designated at FVTPL:
Compound financial instruments	—	6,097	336,312	342,409
Debentures	—	183,159	—	183,159

	—	189,256	336,312	525,568

	9,714	2,264,861	357,631	2,632,206

(*1)	Both derivatives for trading and derivatives for fair value hedge are included.
(*2)	There are no transfers between level 1 and level 2 financial assets and liabilities measured at fair value. The Bank recognizes transfers between levels at the end of each reporting period when an event occurs or circumstances change, which cause the transfers to another level.

The amounts of equity securities carried at cost which do not have a quoted market price in an active market and cannot be measured reliably at fair value are ￦14,006 million and ￦23,487 million as of June 30, 2014 and December 31, 2013, respectively. These securities are not actively traded or quoted equity instruments which were invested to special purposed entity such as asset securitization specialty and are classified into level 3 of unlisted stock and capital contributions. They are carried at cost because it is practically difficult to get financial information for valuation and expected cash flows of the unlisted equity securities cannot be measured reliably. The Bank has no plan to sell these financial instruments in the near future.

Financial assets’ carrying amount and related gains on disposal of financial assets carried at cost which do not have a quoted market price in an active market and cannot be measured reliably at fair value are follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Carrying amount	435	1,017
Gain on transaction	3,997	1,283

Financial assets and liabilities at FVTPL, AFS financial assets, held-for-trading financial assets and liabilities and derivative assets and liabilities are recognized at fair value. Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Bank establishes the fair value using valuation techniques. Fair value measurement methods for each type of financial instruments are as follows:

	Fair value measurement technique	Input variables
Debt securities	The fair value is measured by discounting the projected cash flows of debt securities by applying the market discount rate that has been applied to a proxy company that has similar credit rating to the issuers of the securities	Risk free market rate of return and credit spread

Equity securities	Among DCF (Discounted Cash Flow) Model, FCFE (Free Cash Flow to Equity) Model, Comparable Company Analysis, Dividend Discount Model, Risk-adjusted Rate of Return Method, and Net Asset Value Method, one or two methods are used given the characteristic of the subject of fair value measurement.	Risk free market rate of return, market risk premium, corporate beta

Derivatives

The in-house developed model which is based on the models that are used by market participants in the valuation of general OTC derivative products, such as options, interest rate swaps, and currency swap that are based on inputs observable in the market.

However, for some complicated financial instruments of which valuation should be based on some assumptions since some significant or all inputs to be used in the model are not observable in the market, the in-house derived model which is developed from the general valuation models, such as Finite Difference Method (“FDM”) or Monte Carlo Simulation.

Risk-free market rate, forward rate, volatility, foreign exchange rate, stock prices, etc.

Compound financial instruments	Compound financial instrument are mostly equity linked securities. The fair value of the securities are measured by discounting the weighted average cash flow of future underlying stock price scenarios generated by Monte-Carlo simulation by a proper discount rate. To generate the scenarios, estimation of an expected rate of return of the underlying stock, a variability of the stock price, and a correlation among the stocks when the numbers of underlying stocks are more than 2 is needed. The variability of the stock price and the correlation among the stocks are estimated based on historical stock prices.	Volatility of stock price and correlation

Debentures	The fair value is measured by discounting the projected cash flows of a debenture by applying the market discount rate that is reflecting credit rating of the Bank.	Risk free market rate of return and forward rate

Measurement technique of the financial assets and financial liabilities of level 3 that are recorded at fair value and significant, unobservable inputs are as follows.

	Fair value	Fair value measurement technique	Input variable	Range
Derivative Assets		Option valuation model and others	Correlation	-1~1
			Historical variability	0%~70%
	100,336		Credit value adjustment rate	0%~100%
Derivative Liabilities	30,469	Option valuation model and others	Correlation	-1~1
			Historical variability	0%~70%
Compound financial instruments	257,796	Monte Carlo Simulation	Correlation	-1~1
			Historical variability	0%~70%
Equity securities and others	1,250,434	External appraised value and others	Expected growth rate	0%~1%

Fair value of financial assets and liabilities classified into Level 3 uses external evaluation or value that is independently appraised by the Bank. Non-observable inputs used in measuring fair value are calculated from the internal system and adequacy of those inputs is reviewed at all times. Investment Valuation Committee is responsible for reviewing of external assessments, deciding of valuation methods and review of appropriateness of methodology. And the agenda of Investment Valuation Committee is reported and approved by Risk Management Committee. Valuation methods are verified annually by focusing on large amount.

(2)	Changes in financial assets and liabilities classified into level 3 are as follows (Unit: Korean Won in millions):

	Transfer into/out of level 3 for the six months ended June 30, 2014
	January 1, 2014	Net income	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3(*4)	June 30, 2014
Financial assets at FVTPL:
Derivative assets	90,419	9,112	—	9,090	(8,285)	—	100,336
AFS financial assets:
Equity securities:
Stock in local currency (*1)	637,713	(46,259)	(14,007)	18,508	(12,824)	(4,683)	578,448
Capital contributions in local currency	255,216	(17,955)	12,184	8,644	(3,457)	—	254,632
Beneficiary certificates in local currency	363,245	16,912	(15,162)	29,530	(58,910)	—	335,615
Equity securities in foreign currencies	91,180	7,684	(2,372)	425	(29,618)	—	67,299

	1,347,354	(39,618)	(19,357)	57,107	(104,809)	(4,683)	1,235,994

Others in local currency	5,083	—	(945)	10,302	—	—	14,440

	1,352,437	(39,618)	(20,302)	67,409	(104,809)	(4,683)	1,250,434

Financial liabilities at FVTPL:
Held-for-trading:
Derivative liabilities (*2)	21,319	9,216	—	1,573	(1,586)	(53)	30,469
Designated as at FVTPL:
Compound financial instruments (*3)	336,312	(3,736)	—	141,863	(195,454)	(21,189)	257,796

	357,631	5,480	—	143,436	(197,040)	(21,242)	288,265

(*1)	The AFS assets have been transferred out of level 3 due to the change in the measurement method for their fair value: their fair value is measured by using quoted prices in the active market whereas it was previously measured by using external valuation specialists.

(*2)	The derivative liabilities are interest rate swaps combined with call option. As call option for the six months ended June 30, 2014 was exercised, non-observable variables in the market were not used for valuation of such liabilities. As a result, the corresponding derivative liabilities have been transferred from level 3 to level 2.
(*3)	The compound financial instruments have been transferred from level 3 to level 2 due to the change in the measurement method for their fair value: their fair value is measured by using valuation techniques that include inputs other than quoted prices included within Level 1, that are observable for the liability, whereas it was previously measured by using valuation techniques based on unobservable inputs.
(*4)	The Bank recognizes transfers between levels at the end of each reporting period when an event occurs or circumstances change, which cause the transfers to another level.

Out of the amounts recognized in net income for the six month ended June 30, 2014, amounts related to assets and liabilities that the Bank currently holds are recognized as net losses of ￦86,162 million, which are included in gain or loss on financial instruments at FVTPL and gain or loss on AFS financial assets in the statements of comprehensive income.

	Transfer into/out of level 3 for the six months ended June 30, 2013
	January 1, 2013	Net income	Other comprehensive income (loss)	Purchases/ Issuances	Disposals/ Settlements	Transfer to or from level 3(*3)	June 30, 2013
Financial assets at FVTPL:
Derivative assets	49,206	(11,040)	—	433	—	—	38,599
AFS financial assets:
Equity securities:
Stock in local currency (*1)	790,292	(13,655)	(2,401)	16,707	(84,870)	(129,482)	576,591
Capital contributions in local currency	238,057	8,888	9,089	16,079	(45,360)	—	226,753
Beneficiary certificates in local currency (*2)	186,807	(12,396)	11,366	7,624	(7,431)	(43,871)	142,099
Equity securities in foreign currencies	107,413	2,615	1,040	1,922	(9,137)	—	103,853

	1,322,569	(14,548)	19,094	42,332	(146,798)	(173,353)	1,049,296

Others in local currency	—	—	292	4,665	—	—	4,957

	1,322,569	(14,548)	19,386	46,997	(146,798)	(173,353)	1,054,253

Financial liabilities at FVTPL:
Held-for-trading:
Derivatives liabilities	6,501	(320)	—	—	(78)	—	6,103
Designated as at FVTPL:
Compound financial instruments	329,005	(27,417)	—	162,353	(136,517)	—	327,424

	335,506	(27,737)	—	162,353	(136,595)	—	333,527

(*1)	The amounts have been transferred from level 3 to level 1 since their fair value measurement is derived from quoted prices in active market, whereas it was derived from valuation technique.
(*2)	The amounts have been transferred from level 3 to level 2 since their fair value is measured by using inputs other than quoted prices.
(*3)	The Bank recognizes transfers between levels at the end of each reporting period when an event occurs or circumstances change, which cause the transfers to another level.

Out of the amounts recognized in net income for the six month ended June 30, 2013, amounts related to assets and liabilities that the Bank currently holds are recognized as net gain of ￦25,226 million, which are included in gain or loss on financial instruments at FVTPL and gain or loss on AFS financial assets in the statements of comprehensive income.

(3)	The following table shows the sensitivity of level 3 fair values to reasonably possible alternative assumptions.

The sensitivity analysis of the financial instruments has been performed by classifying with favorable and unfavorable changes based on how changes in unobservable assumptions have effects on the fluctuations of financial instruments’ value. When the fair value of a financial instrument is affected by more than one unobservable assumption, the below table reflects the most favorable or the most unfavorable changes which result from varying the assumptions individually. There are two types of level 3 financial instruments which should be done through sensitivity analysis. Some instruments, such as equity derivatives and interest rate derivatives, that fair value changes are recognized as current income. Others, such as equity securities, debt securities, and beneficiary certificates that fair value changes are recognized as other comprehensive income. And equity securities, of which fair value level is classified level 3, measured at cost are excluded from sensitivity analysis.

The following table shows the sensitivity analysis to disclose the effect of reasonably possible alternative assumptions on the fair value of a level 3 financial instruments for as of June 30, 2014 and December 31, 2013 (Unit: Korean Won in millions):

	June 30, 2014
	Net income (loss)		Other comprehensive income (loss)
	Favorable	Unfavorable	Favorable	Unfavorable
Financial assets held-for-trading:
Derivatives instruments assets (*1)	19,893	(15,553)	—	—

AFS financial assets:
Equity securities:
Stocks and capital contributions (*2)	—	—	74,203	(38,703)
Beneficiary certificates (*3)	—	—	4,179	(4,021)

	—	—	78,382	(42,724)
Other securities (*3)	—	—	4,340	(1,834)

	—	—	82,722	(44,558)

Financial liabilities at FVTPL:
Held-for-trading:
Derivative liabilities (*1)	7,698	(7,844)	—	—
Designated as at FVTPL:
Compound financial instruments (*1)	2,548	(2,604)	—	—

	10,246	(10,448)	—	—

	December 31, 2013
	Net income (loss)		Other comprehensive income (loss)
	Favorable	Unfavorable	Favorable	Unfavorable
Financial assets held-for-trading:
Derivatives instruments assets (*1)	18,827	(12,342)	—	—

AFS financial assets:
Equity securities:
Stocks and capital contributions (*2)	—	—	64,129	(26,894)
Beneficiary certificates (*3)	—	—	5,851	(5,642)

	—	—	69,980	(32,536)
Other securities (*3)	—	—	130	(128)

	—	—	70,110	(32,664)

Financial liabilities at FVTPL:
Held-for-trading:
Derivative liabilities (*1)	3,975	(3,992)	—	—
Designated as at FVTPL:
Compound financial instruments (*1)	3,024	(2,982)	—	—

	6,999	(6,974)	—	—

(*1)	Fair value changes of equity derivatives and compound financial instruments are calculated by increasing or decreasing underlying stock prices of each instrument and historical fluctuation rates of each stock price by 10%. The underlying stock prices and the historical fluctuation rates are major unobservable variables.

Interest rate-linked derivatives are calculated by increasing or decreasing historical fluctuation rate of interest rate by 10%.

Currency-linked derivatives are calculated by increasing or decreasing credit risk adjustment by 10%.

(*2)	Fair value changes of equity securities are calculated by increasing or decreasing growth rate (0~1%) and discount rate or liquidation value (-1~1%) and discount rate. The growth rate, discount rate, and liquidation value are major unobservable variables.
(*3)	Fair value changes of beneficiary certificates are calculated by increasing or decreasing price fluctuation of trust property and discount rate by 1%, respectively. The price fluctuation of trust property and discount rate are major unobservable variables.

(4)	Fair value and carrying amount of financial assets and liabilities that are recorded at amortized cost are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Fair value				Carrying Value
	Level 1	Level 2	Level 3	Total
Financial assets:
HTM financial assets	2,360,072	11,079,334	—	13,439,406	13,281,854
Loans and receivables	—	—	203,560,470	203,560,470	202,802,817

	2,360,072	11,079,334	203,560,470	216,999,876	216,084,671

Financial liabilities:	—
Deposits due to customers	—	175,766,650	—	175,766,650	175,666,909
Borrowings	—	14,325,886	—	14,325,886	14,296,309
Debentures	—	17,166,096	—	17,166,096	17,164,186
Other financial liabilities	—	16,245,999	—	16,245,999	16,248,003

	—	223,504,631	—	223,504,631	223,375,407

	December 31, 2013
	Fair value				Carrying Value
	Level 1	Level 2	Level 3	Total
Financial assets:
HTM financial assets	2,682,460	9,441,912	—	12,124,372	12,016,870
Loans and receivables	—	—	201,919,084	201,919,084	201,836,689

	2,682,460	9,441,912	201,919,084	214,043,456	213,853,559

Financial liabilities:
Deposits due to customers	—	169,809,510	—	169,809,510	169,870,194
Borrowings	—	16,717,599	—	16,717,599	16,711,669
Debentures	—	16,910,463	—	16,910,463	16,035,967
Other financial liabilities	—	19,159,900	—	19,159,900	19,162,494

	—	222,597,472	—	222,597,472	221,780,324

Financial instruments are measured at fair value using a quoted market price in active markets. If there is no active market for a financial instrument, the Bank measure fair value of the financial instruments using valuation techniques. Fair value measurement techniques and input variable for each type of financial instruments that are recorded at amortized cost are as follows:

	Fair value measurement technique	Input variable
HTM financial assets	Measured by external valuation company	Risk free market rate of return, credit spread

Loans and receivables	Measured by discounting expected future cash flows at a market interest rate of other loans with similar condition.	Risk free market rate of return, credit spread and prepayment ratio

Deposits due to customers, borrowings and debentures	The fair value is measured by discounting the projected cash flows of debt products by applying the market discount rate that is reflecting credit rating of the Bank.	Risk free market rate of return and forward rate

12.	TRANSFER OF FINANCIAL INSTRUMENTS AND OFFSETTING

(1)	Transferred financial assets that do not meet condition of derecognition

1)	Bonds Sold Under Repurchase Agreements

The financial instruments that were disposed but the Bank agreed to repurchase at the fixed amounts at the same time, so that they did not meet the conditions of derecognition, are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Transfer assets	AFS financial assets	43,346	126,589
	HTM financial assets	651,265	651,582

		694,611	778,171

Liabilities	Bonds sold under repurchase agreements	431,852	493,642

2)	Loaned securities

When the Bank loans its securities to outside parties, the legal ownerships of the securities are transferred, however, they should be returned at the end of lending period therefore the Bank does not derecognize them from the separate financial statements as it owns majority of risks and benefits from the securities continuously regardless of the transfer of legal ownership.

		June 30, 2014	December 31, 2013	Loaned to
Financial assets at FVTPL	Equity securities-listed stock	15,174	33,084	Samsung Securities Co., Ltd. and others
AFS financial assets	Debt securities-Korean treasury and government agencies	80,546	240,034	Korea Securities Depository

		95,720	273,118

(2)	Derecognized financial instrument through disposals, on which the Bank has continuous involvement The book value, fair value of, and maximum exposure to loss from the financial assets that were derecognized from the separate financial statements of the Bank through disposals, but the Bank still have continuous involvements are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO tenth Asset Securitization Specialty (“KAMCO specialty”)	Acquisition of subordinated bonds of KAMCO specialty	1,746	1,823	1,746
Conditional disposal of loans to KAMCO (*)	Guarantee against loss on transferred assets by the Bank	—	—	709

	December 31, 2013
	Type of continuous involvement	Book value of continuous participation	Fair value of continuous participation	Maximum exposure to loss
KAMCO specialty	Acquisition of subordinated bonds of KAMCO specialty	1,746	1,851	1,746
Conditional disposal of loans to KAMCO (*)	Guarantee against loss on transferred assets by the Bank	—	—	709

(*)	The transferred assets are not settled yet. Therefore the cash flow upon the settlement is not determinable as of June 30, 2014. And the maximum exposure to loss represents the carrying amounts of the assets at the date when they were transferred to KAMCO. The Bank derecognized the transferred assets although the Bank retains and continues to retain substantially all such risks and rewards by applying the transition exemptions in K-IFRS 1101.

(3)	Financial assets and liabilities subject to offsetting, enforceable master netting agreements and similar agreements are as follows (Unit: Korean Won in millions):

The Bank has both domestic exchange receivables and domestic exchange payables which satisfy offsetting criteria of K-IFRS 1032. And the domestic exchange receivables (payables) are offset by domestic exchange payables (receivables) and recorded as loans and receivables or other financial liabilities in the statements of financial position.

Certain financial assets and liabilities of the Bank are subject to an enforceable master netting arrangement or similar agreement, under the circumstances of the counter-party’s default, insolvency or bankruptcy. These financial assets and liabilities include derivative assets, derivative liabilities, receivable spot exchange and payable spot exchange which do not satisfy the offsetting criteria of K-IFRS 1032.

In accordance with the collateral arrangements, cash collateral, which do not satisfy the offsetting criteria of K-IFRS 1032, can be offset with the net amount of derivatives assets, derivative liabilities, receivable spot exchange and payable spot exchange under the circumstances of the counter-party’s default, insolvency or bankruptcy.

The Bank has bonds sold under repurchase agreements which accounted as secured borrowings and bonds purchased under repurchase agreements which accounted as secured loans. The Bank under the repurchase agreements has offsetting right only upon the counter-party’s default, insolvency or bankruptcy, thus the repurchase agreements are applied by the TBMA/ISMA Global Master Repurchase Agreement of which do not satisfy the offsetting criteria of K-IFRS 1032. The Bank disclosed bonds sold (purchased) under repurchase agreements as borrowings (loans and receivables).

The details of the Bank’s recognized financial assets and liabilities subject to enforceable master netting arrangement or similar agreements as of June 30, 2014 and December 31, 2013 are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Gross amounts	Gross amounts of recognized financial liabilities off- set in the	Net amounts of financial assets presented in the	Non-offsetting amounts in the statement of financial position
	of recognized financial assets	statement of financial position	statement of financial statement	Master netting arrangement and others	Cash collateral received	Net amounts
Financial assets:
Derivative assets (*1)	2,365,883	37,676	2,328,207
Receivable spot exchanges (*2)	4,749,837	—	4,749,837	6,472,161	134,215	471,668
Bonds purchased under repurchase agreements	5,968,750	—	5,968,750	5,968,750	—	—
Domestic exchanges receivables (*3)	28,590,800	27,714,587	876,213		—	876,213

	41,675,270	27,752,263	13,923,007	12,440,911	134,215	1,347,881

Financial liabilities:
Derivative liabilities (*1)	2,232,852	37,676	2,195,176
Compound financial instruments	280,260	—	280,260	6,470,918	10,113	743,945
Payable spot exchanges (*4)	4,749,540	—	4,749,540
Bonds sold under repurchase agreements	431,852	—	431,852	431,852	—	—
Domestic exchanges payables	29,258,814	27,714,587	1,544,227	1,544,227	—	—

	36,953,318	27,752,263	9,201,055	8,446,997	10,113	743,945

	December 31, 2013
	Gross amounts	Gross amounts of recognized financial liabilities off- set in the	Net amounts of financial assets presented in the	Non-offsetting amounts in the statement of financial position		Net amounts
	of recognized financial assets	statement of financial position	statement of financial statement	Master netting arrangement and others	Cash collateral received
Financial assets:
Derivative assets (*1)	2,255,423	—	2,255,423
Receivable spot exchanges (*2)	7,297,634	—	7,297,634	8,959,969	121,043	472,045
Bonds purchased under repurchase agreements	4,729,100	—	4,729,100	4,729,100	—	—
Domestic exchanges receivables (*3)	23,805,554	23,222,175	583,379	—	—	583,379

	38,087,711	23,222,175	14,865,536	13,689,069	121,043	1,055,424

Financial liabilities:
Derivative liabilities (*1)	2,087,852	—	2,087,852
Compound financial instruments	342,409	—	342,409
Payable spot exchanges (*4)	7,298,804	—	7,298,804	8,970,024	—	759,041
Bonds sold under repurchase agreements	493,642	—	493,642	493,642	—	—
Domestic exchanges payables	25,988,995	23,222,175	2,766,820	2,746,297	—	20,523

	36,211,702	23,222,175	12,989,527	12,209,963	—	779,564

(*1)	Derivatives assets and liabilities are including derivatives held-for-trading and derivatives held-for-hedging.
(*2)	Receivable spot exchanges are included in receivables of loans and receivables.
(*3)	Domestic exchanges receivables are included in other financial assets of loans and receivables.
(*4)	Payable spot exchanges are included in accounts payable of other financial liabilities.

13.	INVESTMENTS IN SUBSIDIARIES AND ASSOCIATES

(1)	The Bank has the following subsidiaries (Unit: Korean Won in millions, USD in thousands, RUB in 100 millions, IDR in millions, BRL in thousands):

					June 30, 2014
Subsidiaries	Location	Capital stock		Main business	Number of shares owned	Percentage of ownership (%)	Financial statements as of
Woori Credit Information Co., Ltd.	Korea	KRW	5,000	Credit information	1,008,000	100.0	June 30
Woori America Bank	U.S.A	USD	122,500	Banking	24,500,000	100.0	June 30
P.T. Bank Woori Indonesia	Indonesia	IDR	170,000	Banking	1,618	95.2	June 30
Woori Global Market Asia Limited	Hong Kong	USD	100,000	Banking	78,000,000	100.0	June 30
Woori Bank China Limited	China	USD	308,810	Banking	—	100.0	June 30
ZAO Woori Bank	Russia	RUB	14.5	Banking	57,999,999	100.0	June 30
Woori Brazil Bank	Brazil	BRL	77,090	Banking	77,094,000	100.0	June 30
Korea BTL Infrastructure Fund	Korea	KRW	650,500	Financial service	130,104,771	100.0	June 30
Woori Fund Service Co., Ltd.	Korea	KRW	10,000	Financial service	2,000,000	100.0	June 30

(2)	As for the structured entities in accordance with K-IFRS 1110 and K-IFRS 1112, it is determined that the Bank controls the entity after considering facts and circumstances, such as the Bank’s power over the entity’s related business activities, the Bank’s exposure to variable returns from the its involvement with the entity, and the Bank’s ability to affect the returns through its power over the entity.

Details of special purpose entities (“SPEs”) under consolidation are as follows:

Subsidiaries	Location	Main business	Percentage of ownership (%)	Financial statements as of
Kumho Trust 1st Co., Ltd. and others (*1)	Korea	Asset Securitization	—	June 30
KAMCO Value Recreation 1st Securitization Specialty LLC (*1)	Korea	Asset Securitization	15.0	June 30
Woori Bank Principal Guaranteed Trust, Woori Bank Principal and Interest Guaranteed Trust (*2)	Korea	Trust	—	June 30
Haeoreum Short-term Bond 15th and others	Korea	Investment securities	100.0	June 30
Woori Milestone Private Real Estate Fund 1st	Korea	Investment securities	94.8	June 30
Consus Sakhalin Real Estate Investment Trust 1st	Korea	Investment securities	75.0	June 30

(*1)	It is determined that the Bank controls the entity after considering all the facts and circumstances, such as the Bank’s power over the entity’s related business activities, the Bank’s exposure to variable returns from its involvement with the entity, and the Bank’s ability to affect the returns through its power over the entity, even though the Bank holds less than 50% ownership of the entity.
(*2)	The Bank controls the trust because it has power that determines the management performance over the trust and is exposed to variable returns to absorb losses through the guarantees of payment of principal and fixed rate of return.

The following companies have been excluded from the consolidation scope despite being in current ownership of majority of equity on June 30, 2014:

Subsidiaries	Location	Main business	Percentage of ownership (%)
Golden Bridge Sidus FNH Video	Korea	Investment securities	58.8
Golden Bridge NHN Online Private Equity Investment	Korea	Investment securities	60.0
Heungkuk High Class Private Equity Securities Investment Trust 377th	Korea	Investment securities	51.3

(3)	Investments in associates are as follows (Unit: Korean Won in millions):

				June 30, 2014
Investee	Location	Capital	Main business	Number of shares owned	Percentage of ownership (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)(*6)	Korea	739,600	Manufacturing	18,497,105	12.5	June 30
Woori Blackstone Korea Opportunity Private Equity Fund 1st	Korea	314,500	Securities investment	67,446,424,658	21.4	June 30
Woori Service Networks Co., Ltd. (*3)	Korea	500	Freight & staffing	4,704	4.9	May 31
Woori Private Equity Fund	Korea	172,600	Securities investment	49,931	28.9	June 30
Korea Credit Bureau Co., Ltd. (*2)	Korea	10,000	Credit information	144,000	7.2	June 30
Korea Finance Security Co., Ltd. (*3)	Korea	6,000	Security service	183,870	15.3	May 31
United PF 1st Corporate Financial Stability (*2)	Korea	1,081,400	Securities investment	190,650	17.7	June 30
Chin Hung International Inc. (*3)(*6)	Korea	47,300	Construction	25,010,400	26.8	May 31
Phoenix Digital Tech Co., Ltd. (*4)	Korea	2,000	Manufacturing	73,160	18.3	June 30
Poonglim Industrial Co., Ltd. (*7)	Korea	69,200	Construction	4,146,811	29.9	March 31
Ansang Tech Co., Ltd. (*5)	Korea	300	Manufacturing	21,800	23.0	—
STX Engine Co., Ltd. (*1)(*6)(*7)	Korea	123,000	Manufacturing	7,379,600	15.0	March 31
Samho International Co., Ltd. (*1)(*6)	Korea	75,900	Construction	1,190,000	7.8	June 30
Force TEC Co., Ltd.	Korea	76,700	Freight & staffing	34,144,788	22.6	—
Hana Engineering & Construction Co., Ltd. (*5)	Korea	3,900	Construction	177,874	22.2	—
STX Corporation (*1)	Korea	671,700	Wholesale trade	40,250,240	15.0	—
Osung LST Co., Ltd. (*1)(*7)	Korea	31,800	Manufacturing	6,231,333	9.8	March 31
Saudara Bank (*7)(*8)	Indonesia	20,000	Securities investment	625,420,710	27.0	March 31

	December 31, 2013
Investee	Number of shares owned	Percentage of ownership (%)	Financial statements as of
Kumho Tires Co., Ltd. (*1)(*6)	18,497,105	12.5	December 31
Woori Blackstone Korea Opportunity Private Equity Fund 1st	67,446,424,658	21.4	December 31
Woori Service Networks Co., Ltd. (*3)	4,704	4.9	November 31
Woori Private Equity Fund	49,931	28.9	December 31
Korea Credit Bureau Co., Ltd. (*2)	144,000	7.2	December 31
Korea Finance Security Co., Ltd. (*3)	183,870	15.3	November 31
United PF 1st Corporate Financial Stability (*2)	190,650	17.7	December 31
Chin Hung International Inc. (*3)(*6)	25,010,400	26.8	November 31
Phoenix Digital Tech Co., Ltd. (*4)	73,160	18.3	December 31
Poonglim Industrial Co., Ltd. (*7)	4,146,801	29.9	September 31
Ansang Tech Co., Ltd. (*5)	21,800	23.0	—
STX Engine Co., Ltd. (*1)(*6)	7,379,600	15.0	—
Samho International Co., Ltd. (*1)(*6)	1,190,000	7.8	—
Force TEC Co., Ltd.	34,144,788	22.6	—
Hana Engineering & Construction Co., Ltd. (*5)	177,874	22.2	—

(*1)	The Bank has significant influence in the creditors’ council.
(*2)	The Bank can participate in the decision making body and exercise significant influence over Korea Credit Bureau Co., Ltd. and the United PF 1st Corporate Financial Stability through business partnerships.
(*3)	As the financial statements as of June 30, 2014 of the entities are not available, the Bank applied the equity method by using the financial statements as of May 31, 2014 and adjusted for the effects of significant transactions or events that occurred between the date of those financial statements and the date of financial statements. The significant business of Woori Service Network and Korea Finance Security is transacted mostly with the Bank.
(*4)	The Bank’s ownership ratio in the entity based on the shares that have voting rights is 25.1%, therefore it is concluded that the Bank has significant influence over the entity.
(*5)	The carrying values of investments in Ansang Tech and Hana Construction are nil as at the as of June 30, 2014 and December 31, 2013.

(*6)	The investments in associates that have quoted market prices are Kumho Tire Co., Ltd. (As of June 30, 2014: KRW 11,700, As of December 31, 2013: KRW 11,500), Chin Hung International Inc. (As of June 30, 2014: KRW 1,520, As of December 31, 2013: KRW 1,610), Samho Co., Ltd. (As of June 30, 2014: KRW 11,700, As of December 31, 2013: KRW 3,300), and STX Corporation (As of June 30, 2014: KRW 1,175, As of December 31, 2013: Not applicable).
(*7)	As the financial statements as of June 30, 2014 are not available, the Bank applied the equity method by using the financial statements as of March 31, 2014 and adjusted for the effects of significant transactions or events that occurred between the date of those financial statements and the date of financial statements.
(*8)	The Bank retains in total 33% of shares for Saudara Bank, a local bank in Indonesia, as the Bank and P.T. Bank Woori Indonesia acquired 27% and 6% of shares, respectively, during the six months ended June 30, 2014.

(4)	The entities excluded from associates, although their percentage of ownership is higher than 20% as of June 30, 2014 and December 31, 2013 are as follows:

	June 30, 2014
Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*1)	24,672,229,707	36.4%
LIG E&C Co., Ltd. (*2)	755,946	22.8%
Orient Shipyard Co., Ltd. (*2)	465,050	23.0%
GinsengK Co., Ltd. (*2)	2,107,432	20.2%
Pi City Co., Ltd. (*2)	871,631	21.1%

(*1)	Even though the Bank’s ownership ratio in the entity is more than 20% as a limited partner, it is determined that the Bank does not have significant influence over the entity since the Bank cannot exercise significant influence in the decision making bodies, such as the investment committee, thus it has been excluded from the investment in associates.
(*2)	The entities are excluded from the associates because the Bank has no significant influence over the investee companies although their percentage of ownership of common share is higher than 20%.

	December 31, 2013
Associate	Number of shares owned	Percentage of ownership
Vogo 2-2 Special Purpose Entity (*1)	24,548,281,071	36.4%
LIG E&C Co., Ltd. (*2)	755,946	22.8%
Orient Shipyard Co., Ltd. (*2)	465,050	23.0%
GinsengK Co., Ltd. (*2)	2,107,432	20.2%
Pi City Co., Ltd. (*2)	871,631	21.1%

(*1)	Even though the Bank’s ownership ratio in the entity is more than 20% as a limited partner, it is determined that the Bank does not have significant influence over the entity since the Bank cannot exercise significant influence in the decision making bodies, such as the investment committee, thus it has been excluded from the investment in associates.
(*2)	The entities are excluded from the associates because the Bank has no significant influence over the investee companies although their percentage of ownership of common share is higher than 20%.

(5)	Changes in carrying value of investments in subsidiaries and associates accounted for using the equity method are as follows (Korean Won in millions). Because SPEs were classified as financial assets at FVTPL or AFS financial assets, they were excluded from the carrying value of investments in subsidiaries and associates.

	For the six months ended June 30, 2014
Investee	January 1, 2014	Acquisition	Disposals	Impairment	June 30, 2014
Woori Credit Information Co., Ltd.	24,666	—	—	—	24,666
Woori America Bank	202,371	—	—	—	202,371
P.T. Bank Woori Indonesia	123,120	—	—	—	123,120
Woori Global Markets Asia, Ltd.	113,858	—	—	—	113,858
Woori Bank China Limited	401,621	—	—	—	401,621
Zao Woori Bank.	51,780	—	—	—	51,780
Woori Brazil Bank	44,045	—	—	—	44,045
Korea BTL Infrastructure Fund	648,604	6,299	(186)	—	654,717
Woori Fund Service Co., Ltd.	3,000	7,000	—	—	10,000
Kumho Tires Co., Ltd.	93,003	—	—	—	93,003
Woori Blackstone Korea Opportunity Private Equity Fund 1	67,446	—	—	—	67,446
Woori Service Networks Co., Ltd.	108	—	—	—	108
Woori Private Equity Fund	13,772	—	—	(884)	12,888
Korea Credit Bureau Co., Ltd.	2,215	—	—	—	2,215
Korea Finance Security Co., Ltd.	3,337	—	—	—	3,337
United PF 1st Corporate Financial Stability	191,617	—	—	—	191,617
Chin Hung International Inc.	60,275	—	—	(22,259)	38,016
Phoenix Digital Tech Co., Ltd.	538	—	—	—	538
Poonglim Industrial Co., Ltd.	9,543	—	—	(858)	8,685
STX Engine Co., Ltd.	47,008	—	—	(31,046)	15,962
Samho International Co., Ltd.	7,492	—	—	—	7,492
Force TEC Co., Ltd.	34	—	—	—	34
STX Corporation	—	42,215	—	—	42,215
Osung LST Co., Ltd.	—	6,188	—	—	6,188
Saudara Bank	—	55,164	—	—	55,164

	2,109,453	116,866	(186)	(55,047)	2,171,086

	For the six months ended June 30, 2013
Investee	January 1, 2013	Acquisition	Disposals	June 30, 2013
Woori Credit Information Co., Ltd.	24,666	—	—	24,666
Woori America Bank	202,371	—	—	202,371
P.T. Bank Woori Indonesia	123,120	—	—	123,120
Woori Global Markets Asia, Ltd.	60,773	—	—	60,773
Woori Bank China Limited	401,621	—	—	401,621
Zao Woori Bank.	20,196	—	—	20,196
Woori Brazil Bank	25,996	—	—	25,996
Korea BTL Infrastructure Fund	581,322	40,800	(752)	621,370
Woori Fund Service Co., Ltd.	3,000	—	—	3,000
Kumho Tires Co., Ltd.	113,204	—	—	113,204
Woori Blackstone Korea Opportunity Private Equity Fund 1	90,298	—	—	90,298
Woori Service Networks Co., Ltd.	108	—	—	108
Woori Private Equity Fund	19,679	—	—	19,679
Korea Credit Bureau Co., Ltd.	2,215	—	—	2,215
Korea Finance Security Co., Ltd.	3,337	—	—	3,337
United PF 1st Corporate Financial Stability	191,617	—	—	191,617
Chin Hung International Inc.	60,275	—	—	60,275
Phoenix Digital Tech Co., Ltd.	538	—	—	538
Poonglim Industrial Co., Ltd.	14,477	—	(521)	13,956

	1,938,813	40,800	(1,273)	1,978,340

14.	INVESTMENT PROPERTIES

(1)	Investment properties are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Acquisition cost	378,141	348,122
Accumulated depreciation	(17,361)	(14,429)

Net carrying value	360,780	333,693

(2)	Changes in investment properties are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance of net carrying amount	333,693	340,825
Depreciation	(1,712)	(1,713)
Impairment loss	—	(117)
Classified in assets held-for-sale	—	(3,594)
Foreign currencies translation adjustment	(30)	61
Transfers from premises and equipment	30,090	—
Others	(1,261)	—

Ending balance of net carrying value	360,780	335,462

(3)	Fair value of investment properties as of June 30, 2014 are as follows (Unit: Korean Won in millions):

Classification	The latest revaluation date	Land	Building	Total
Woori Finance Sangam Center and other	March 31, 2014	294,850	87,746	382,596

(4)	For the six months ended June 30, 2014 and 2013, revenue occurred from investment properties is ￦7,255 million and ￦7,273 million, respectively, and the operating expense directly related to the investment properties that generate rented fee amount to ￦631 million and ￦616 million, respectively.

15.	PREMISES AND EQUIPMENT

(1)	Details of premises and equipment as are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Acquisition cost	1,493,883	784,734	379,609	336,059	424	2,994,709
Accumulated depreciation	—	(95,559)	(293,226)	(277,402)	—	(666,187)

Net carrying value	1,493,883	689,175	86,383	58,657	424	2,328,522

	December 31, 2013
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Acquisition cost	1,511,325	791,057	370,464	319,875	31	2,992,752
Accumulated depreciation	—	(90,030)	(282,514)	(266,377)	—	(638,921)

Net carrying value	1,511,325	701,027	87,950	53,498	31	2,353,831

(2)	Details of changes in premises and equipment are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Beginning balance	1,511,325	701,027	87,950	53,498	31	2,353,831
Foreign currencies translation adjustment	(20)	(17)	(74)	(96)	—	(207)
Acquisitions	38	7,018	14,577	12,329	393	34,355
Disposals	—	—	(143)	(186)	—	(329)
Depreciation	—	(11,562)	(16,109)	(12,410)	—	(40,081)
Classified in assets held- for-sale	(144)	(474)	—	—	—	(618)
Transfers	(17,316)	(6,817)	182	5,522	—	(18,429)

Ending balance	1,493,883	689,175	86,383	58,657	424	2,328,522

	For the six months ended June 30, 2013
	Land	Buildings	Properties for business use	Structures in leased office	Construction in progress	Total
Beginning balance	1,516,964	702,796	92,858	51,788	3,680	2,368,086
Foreign currencies translation adjustment	38	35	470	674	—	1,217
Acquisitions	561	10,394	16,052	9,619	3,275	39,901
Disposals	(1)	(305)	(69)	(486)	—	(861)
Depreciation (*)	—	(12,090)	(16,241)	(15,831)	—	(44,162)
Classified in assets held-for-sale	(888)	(1,654)	—	—	—	(2,542)
Transfers	—	6,920	—	—	(6,920)	—
Others	—	—	—	9,102	—	9,102
Credit card division spin-off	(2,487)	(842)	(1,491)	(322)	—	(5,142)

Ending balance	1,514,187	705,254	91,579	54,544	35	2,365,599

(*)	￦279 million are included in depreciation classified into profit from discontinued operations for the six months ended June 30, 2013

16.	INTANGIBLE ASSETS

(1)	Details of intangible assets are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Development cost	Industrial property rights	Membership deposit (*)	Others	Total
Cost of purchases or appraised value	20,844	424	11,320	355,269	387,857
Accumulated depreciation	(12,753)	(194)	—	(307,712)	(320,659)
Accumulated impairment losses	—	—	(1,508)	—	(1,508)

Net carrying value	8,091	230	9,812	47,557	65,690

	December 31, 2013
	Development cost	Industrial property rights	Membership deposit (*)	Others	Total
Cost of purchases or appraised value	17,601	397	10,990	340,968	369,956
Accumulated depreciation	(12,374)	(164)	—	(286,056)	(298,594)
Accumulated impairment losses	—	—	(1,368)	—	(1,368)

Net carrying value	5,227	233	9,622	54,912	69,994

(*)	Membership deposits include golf clubs and condominium membership deposits and for this intangible asset, the exact period of useful life cannot be measured. Therefore, the Bank has recognized impairment loss for the membership deposits since the recoverable amount is lower than the carrying amount.

(2)	Details of changes in intangible assets are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Development cost	Industrial property rights	Membership deposit	Others	Total
Beginning balance	5,227	233	9,622	54,912	69,994
Foreign currencies translation adjustment	(1)	—	(7)	(15)	(23)
Acquisitions	3,246	27	409	14,328	18,010
Depreciation	(381)	(30)	—	(21,668)	(22,079)
Impairment loss	—	—	(157)	—	(157)
Disposals	—	—	(55)	—	(55)

Ending balance	8,091	230	9,812	47,557	65,690

	For the six months ended June 30, 2013
	Development cost	Industrial property rights	Membership deposit	Others	Total
Beginning balance	1,919	166	8,439	91,595	102,119
Foreign currencies translation adjustment	3	(1)	7	28	37
Acquisitions	1,540	15	2,717	528	4,800
Depreciation (*1)	(506)	(18)	—	(20,972)	(21,496)
Impairment loss (*2)	—	—	(7)	—	(7)
Disposals	—	—	(239)	—	(239)
Credit card division spin-off	—	(3)	(784)	(3,430)	(4,217)

Ending balance	2,956	159	10,133	67,749	80,997

(*1)	￦521 million are included in depreciation classified into profit and loss from discontinued operations for the six months ended June 30, 2013.

(*2)	￦6 million are included in impairment loss classified into profit and loss from discontinued operations for the six months ended June 30, 2013.

17.	OTHER ASSETS

Details of other assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Advance payments	224	—
Prepaid expenses:
Prepaid expenses in local currency	145,663	146,200
Prepaid expenses in foreign currencies	1,834	1,985

	147,497	148,185

Others:
Supplies and others	3,321	3,451

	151,042	151,636

18.	ASSETS HELD FOR SALE

In accordance with K-IFRS 1105 ‘Non-current assets held for sale and discontinued operations’, the Bank reclassified certain assets into assets held for sale as of January 1, 2010. Assets held for sale of ￦1,104 million, ￦587 million, respectively, are recorded as of June 30, 2014 and December 31, 2013.

19.	ASSETS SUBJECT TO LIEN AND ASSETS ACQUIRED THROUGH A FORECLOSURE

(1)	Details of assets subject to lien are as follows (Unit: Korean Won in millions):

		June 30, 2014
		Collateral given to	Reason for collateral	Amount
Due from banks		Hankook Securities and others	Deposits for futures margin and others	23,658
Financial assets at FVTPL	Financial institutions debt securities and others	Daewoo Securities and others	Substitute securities and others	214,859
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	Bonds sold under repurchase agreements (*)	43,346
	Financial institutions debt securities and others	BOK and others	Limitation on total loan exposure and others	2,056,672
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	Bonds sold under repurchase agreements (*)	651,265
	Korean treasury and government agencies bonds and others	BOK and others	Limitation on total loan exposure and others	4,094,157

				7,083,957

		December 31, 2013
		Collateral given to	Reason for collateral	Amount
Due from banks		Samsung Securities and others	Deposits for futures margin and others	8,229
Financial assets at FVTPL	Financial institutions debt securities and others	Hanhwa Securities and others	Substitute securities and others	176,298
AFS financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	Bonds sold under repurchase agreements (*)	126,589
	Financial institutions debt securities and others	BOK and others	Limitation on total loan exposure and others	2,274,374
HTM financial assets	Korean treasury and government agencies bonds	Nomura Securities and others	Bonds sold under repurchase agreements (*)	651,582
	Korean treasury and government agencies bonds and others	BOK and others	Limitation on total loan exposure and others	2,725,710

				5,962,782

(*)	Debt securities sold under the agreements that the seller repurchases at the agreed price or the sales price plus additional amounts at specified rate. These debt securities are not derecognized from the separate statements of financial position of the Bank. The buyers of these debt securities have right to sell and pledge without constraints. As these debt securities are not derecognized, the related transferred amounts are recorded as liabilities, which are debt securities sold under repurchase agreement.

(2)	There are no assets acquired through a foreclosure as of June 30, 2014 and December 31, 2013

(3)	Details of loaned securities are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013	Loaned to
Financial assets at FVTPL	Korean treasury and government agencies securities	15,174	33,084	Samsung Securities and others
AFS financial assets	Korean treasury and government agencies bonds	80,546	240,034	Korea Securities Depository
		95,720	273,118

Loaned securities are loans of specific securities to borrowers who agree to return a like quantity of the same security. As the Bank does not derecognize these securities, there are no liabilities related to loaned securities.

(4)	Collaterals held that can be disposed of and re-subject to lien regardless of defaults

Fair value of the collaterals held that can be disposed of and re-subject to lien regardless of defaults as of June 30, 2014 and December 31, 2013 is as follows (Unit: Korean Won in millions):

	June 30, 2014
	Fair value of collateral	Fair value of the collaterals held were disposed of and re-subject to lien
Securities	6,081,387	—

	December 31, 2013
	Fair value of collateral	Fair value of the collaterals held were disposed of and re-subject to lien
Securities	4,830,746	—

20.	FINANCIAL LIABILITIES AT FVTPL

(1)	Financial liabilities at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Financial liabilities held for trading	2,237,221	2,104,853
Financial liabilities designated at FVTPL	434,130	525,568

	2,671,351	2,630,421

(2)	Details of financial liabilities held-for-trading are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Derivative liabilities:	2,224,544	2,095,599
Gold banking liabilities	11,856	9,254
Loaned securities	821	—

	2,237,221	2,104,853

(3)	Details of financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Compound financial instruments	280,260	342,409
Debentures	153,870	183,159

	434,130	525,568

Compound financial instruments are designated as at FVTPL as the instruments contain one or more embedded derivatives and be permitted the entire compound financial instruments to be designated as at FVTPL in accordance with K-IFRS 1039 ‘Financial Instruments: Recognition and Measurement.’

A portion of liabilities which do not meet the definition of financial liabilities held-for-trading is designated as financial instrument at FVTPL by using fair value option to eliminate or significantly reduce a measurement or recognition inconsistency that would otherwise arise from recognizing assets and liabilities on a different basis.

(4)	Credit risk adjustments to financial liabilities designated at FVTPL are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Financial liabilities designated at FVTPL	434,130	525,568
Changes in fair value for credit risk adjustments	(1,997)	(2,850)
Accumulated changes in credit risk adjustments	(45,151)	(43,531)

(5)	Differences of financial liabilities at FVTPL’s carrying amount and face amount at maturity are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Carrying amount	434,130	525,568
Face amount at maturity	503,079	644,271

	(68,949)	(118,703)

21.	DEPOSITS DUE TO CUSTOMERS (“ DEPOSITS “)

(1)	Details of deposits by interest type are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Deposits in local currency:
Deposits on demand:
Interest bearing	3,138,291	3,166,059
Non-interest bearing	7,598,851	8,547,448

	10,737,142	11,713,507

Deposits at termination	154,519,908	146,686,297
Mutual installment	49,366	53,189

	165,306,416	158,452,993

Certificate of deposits	2,721,443	3,297,551

Deposits in foreign currencies:
Interest bearing	7,233,655	7,440,078
Non-interest bearing	415,764	721,881

	7,649,419	8,161,959

Present value discount	(10,369)	(42,309)

	175,666,909	169,870,194

(2)	Details of deposits by customers are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Individuals	64,132,972	61,392,865
Corporation	54,502,784	55,421,948
Banks	17,875,588	17,279,035
Government agencies	18,473,289	15,821,865
Other financial institution	7,987,434	8,525,978
Government	2,109,613	1,193,199
Non-profit corporation	4,726,722	4,190,185
Educational organization	2,563,654	2,525,956
Foreign corporation	256,286	208,213
Others	3,048,936	3,353,259
Present value discount	(10,369)	(42,309)

	175,666,909	169,870,194

22.	BORROWINGS AND DEBENTURES

(1)	Details of borrowings as are as follows (Unit: Korean Won in millions):

	June 30, 2014
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	0.5 ~ 1.0	611,328
Borrowing from government funds	Small & medium Business Corporation and others	0.0 ~ 3.5	1,751,919
Others	Seoul Metropolitan Government and others	0.0 ~ 3.8	3,541,970
Borrowings in foreign currencies	Bank of Communications and others	0.0 ~ 12.0	6,166,217
Offshore borrowings in foreign currencies	Korea Development Bank and others	0.8	16,230
Call-money	Banks and others	0.1 ~ 3.1	1,689,834
Bonds sold under repurchase agreements	Others	1.3 ~ 12.7	431,852
Bills sold	Others	0.0 ~ 2.7	87,155
Present value discount			(196)

			14,296,309

	December 31, 2013
	Lender	Interest rate (%)	Amount
Borrowings in local currency:
Borrowings from the BOK	BOK	0.5 ~ 1.0	513,841
Borrowing from government funds	Small & medium Business Corporation and others	0.0 ~ 3.5	1,790,146
Others	Seoul Metropolitan Government and others	0.0 ~ 3.8	2,767,614
Borrowings in foreign currencies	Bank of Communications and others	0.0 ~ 12.0	6,189,500
Offshore borrowings in foreign countries	Toronto Dominion Bank SG	0.8	21,106
Call- money	Banks and others	0.0 ~ 5.5	4,825,580
Bonds sold under repurchase agreements	Others	1.4 ~ 12.7	493,642
Bills sold	Others	0.0 ~ 2.7	111,096
Present value discount			(856)

			16,711,669

(2)	Details of other monetary organizations’ borrowings are as follows (Unit: Korean Won in millions):

	June 30, 2014
	BOK	General bank	Others	Total
Borrowings in local currency	611,328	—	—	611,328
Borrowings in foreign currencies	—	6,178,998	—	6,178,998
Call-money	738	1,094,496	594,600	1,689,834
Bonds sold under repurchase agreements	—	30,432	399,460	429,892

	612,066	7,303,926	994,060	8,910,052

	December 31, 2013
	BOK	General bank	Others	Total
Borrowings in local currency	513,841	—	—	513,841
Borrowings in foreign currencies	—	6,201,320	—	6,201,320
Call-money	963	1,758,116	3,066,501	4,825,580
Bonds sold under repurchase agreements	—	31,659	459,512	491,171

	514,804	7,991,095	3,526,013	12,031,912

(3)	Details of debentures are as follows (Unit: Korean Won in millions):

	June 30, 2014		December 31, 2013
	Interest rate (%)	Amount	Interest rate (%)	Amount
Carrying value of bond:
Ordinary bonds	0.8 ~ 10.5	10,829,772	0.8 ~ 10.5	9,926,206
Subordinated bonds	3.4 ~ 10.3	6,405,461	3.4 ~ 10.3	6,160,786
Discount on bonds		(71,047)		(51,025)

		17,164,186		16,035,967

23.	PROVISIONS

(1)	Details of provisions are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Provisions for guarantees (*)	363,693	526,768
Provisions for unused commitments	63,035	67,269
Other provision	28,167	25,663
Asset retirement obligation	27,340	21,759

	482,235	641,459

(*)	Provisions for guarantee include provision for financial guarantee of ￦124,445 million and ￦149,352million as of June 30, 2014 and December 31, 2013, respectively.

(2)	Changes in provision except asset retirement obligation and retirement benefit obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Provision for guarantees	Provision for unused commitments	Other provision	Total
Beginning balance	526,768	67,269	25,663	619,700
Provisions provided	—	—	10,138	10,138
Provisions used	(15,788)	(37)	(7,634)	(23,459)
Others	19,388	—	—	19,388
Reversal of unused amount	(166,675)	(4,197)	—	(170,872)

Ending balance	363,693	63,035	28,167	454,895

	For the six months ended June 30, 2013
	Provision for guarantees	Provision for unused commitments	Provision for credit card point	Other provision	Total
Beginning balance	433,454	138,324	6,416	13,531	591,725
Provisions provided (*)	53,366	192	6,174	10,180	69,912
Provisions used	(14,151)	61	(5,158)	(1,536)	(20,784)
Others	8,728	—	—	—	8,728
Reversal of unused amount	—	(13,377)	—	—	(13,377)
Credit card division spin-off	(377)	(63,466)	(7,432)	(10,264)	(81,539)

Ending balance	481,020	61,734	—	11,911	554,665

(*)	For the six months ended June 30, 2013, ￦10,343 million which are classified as profit from discontinued operations, are included in provisions provided account.

(3)	Changes in asset retirement obligation are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Beginning balance	21,759	13,427
Provisions provided	359	443
Provisions used	(220)	(157)
Discount rate adjustment	2,874	8,659
Amortization	292	37
Credit card division spin-off	—	(877)
Others	2,276	—

Ending balance	27,340	21,532

24.	RETIREMENT BENEFIT OBLIGATION

(1)	The Bank’s defined benefit plans characteristics are as follows:

Employees and directors with one or more years of service are entitled to receive a payment upon termination of their employment, based on their length of service and rate of pay at the time of termination. The assets of the plans are measured at their fair value at the end of reporting date. Plan liabilities are measured using the projected unit method, which takes account of projected earnings increases, using actuarial assumptions that give the best estimate of the future cash flows that will arise under the plan liabilities.

(2)	The Bank exposed to various risks through Defined Benefit Retirement Pension Plan, and the most significant risks are as follows:

Volatility of asset	The defined benefit obligation was estimated with an interest rate calculated based on blue chip corporate bonds earnings. A deficit may occur if the rate of return of plan assets falls short of the interest rate. The plan assets include equity instruments and are exposed to volatility and risks.

Decrease in profitability of blue chip bonds	A decrease in profitability of blue chip bonds will be offset by some increase in the value of debt securities that the employee benefit plan owns but will bring an increase in the defined benefit liabilities.

Risk of inflation	Most defined benefit obligations are related to inflation rate; the higher the inflation rate is, the higher the level of liabilities. Therefore, deficit occurs in the system if an inflation rate increases. However, some plan assets are not influenced by (fixed rate obligation instruments) or slightly influenced by (equity instruments) an inflation rate.

(3)	Details of defined benefit obligation are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Present value of defined benefit obligation	541,198	468,359
Fair value of plan assets	(486,607)	(431,782)

Net defined benefit liabilities	54,591	36,577

(4)	Changes in the present value of defined benefits obligation for the six months periods ended June 30, 2013 are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	468,359	381,277
Current service cost (*1)	53,376	53,748
Interest cost	9,669	7,036
Actuarial losses (gains) (*2)	32,322	(9,984)
Adjustment due to foreign currencies translation	(20)	(64)
Retirement benefit paid	(16,915)	(16,896)
Settlement	(5,593)	(3,985)

Ending balance	541,198	411,132

(*1)	Current service cost included in profit from discontinued operations profit or loss had been recorded for ￦1,274 million during the six months ended June 30, 2013.
(*2)	All the changes about actuarial gains and losses are resulted from the effects of changes in actuarial assumptions about financial variables.

(5)	Changes in plan assets for the six months ended June 30, 2014 and 2013 are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	431,782	318,153
Interest income	10,022	6,841
Return on plan assets (excluding amounts included in interest, above)	(4,131)	(1,366)
Employer’s contributions	69,500	53,800
Retirement benefit paid	(15,017)	(15,343)
Settlement	(5,549)	(3,725)

Ending balance	486,607	358,360

The Bank’s plan assets are deposited to other financial institutions by investing financial products such as retirement pension. For the next fiscal period, the expected contributions by the Bank are ￦103,548 million.

(6)	The significant actuarial assumptions used in defined benefit obligation assessment are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Discount rate	3.82%	4.28%
Future wage growth rate	5.72%	5.72%

(7)	Details of plan assets are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Time deposits	486,607	394,499
Others	—	37,283

	486,607	431,782

(8)	The sensitivity of actuarial assumptions used in assessment of defined benefit obligation is as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Discount rate	Increase by 1% point	(52,969)	(43,196)
	Decrease by 1% point	59,007	50,652
Future wage growth rate	Increase by 1% point	59,289	51,133
	Decrease by 1% point	(54,110)	(44,336)

The sensitivity analysis indicates the change in the amounts of defined benefit obligation when each assumption changes without change in the remaining assumptions are constant. The sensitivity of defined benefit obligations is determined by the same methods as the projected unit credit method used in calculating net defined benefit liability recognized in the statements of financial position.

(9)	Details of maturity analysis of retirement benefit paid, which is not discounted are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Less than 1 year	3,236	3,295
1~2 years	9,867	14,742
2~5 years	93,668	77,327
5~10 years	109,445	98,156
More than 10 years	323,472	273,380

(10)	Retirement benefit measured cost with respect to the defined contribution are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Severance benefits-defined contribution (*)	1,402	1,269

(*)	During the six months ended June 30, 2013, ￦3 million, which were included in the severance benefits-defined contributions, were classified as profit and loss from discontinued operations.

25.	OTHER FINANCIAL LIABILITIES AND OTHER LIABILITIES

Other financial liabilities and other liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Other financial liabilities:
Accounts payable	5,817,836	7,720,181
Accrued expenses	2,096,430	2,161,595
Other financial liabilities (*)	137,494	30,446
Difference on discount for the present value of the other financial liabilities	(2,222)	(2,651)
Borrowing from trust accounts	3,505,639	3,499,384
Deposits received	322,776	293,712
Agency business revenue	639,974	406,576
Domestic exchanges payable	1,660,006	2,869,720
Foreign exchanges remittances	740,708	612,438
Others on credit cards	321	323
Agency and others	1,329,041	1,570,770

	16,248,003	19,162,494

Other liabilities:
Unearned income	53,252	57,165
Other miscellaneous liabilities	223,208	240,730

	276,460	297,895

	16,524,463	19,460,389

(*)	In accordance with the creditor financial institutions committee agreement, the Bank is to carry out a payment of ￦54,747 million and ￦7,030 million to other creditor financial institutions as of June 30, 2014 and December 31, 2013, respectively, that is included in the “other financial liabilities” line item (Notes 10 and 40).

26.	DERIVATIVES

(1)	Derivative assets and derivative liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014
		Assets		Liabilities
	Notional amount	For fair value hedge	For trading	For trading
Interest rate:
Swaps	112,621,357	142,800	879,300	916,046
Long options	1,185,644	—	7,865	—
Short options	2,080,644	—	—	5,429
Currency:
Futures	428,351	—	—	—
Forwards	25,499,201	—	367,751	511,958
Swaps	18,206,361	—	899,521	742,849
Long options	1,336,450	—	44,921	—
Short options	1,378,497	—	—	20,359
Equity:
Futures	31,525	—	—	—
Long options	503,811	8,363	62,428	—
Short options	854,795	—	—	23,813
Others:
Futures	1,520	—	—	—
Swaps	26,109	—	819	801
Long options	89,822	—	3,218	—
Short options	92,959	—	—	3,289

Total	164,337,046	151,163	2,265,823	2,224,544

	December 31, 2013
		Assets		Liabilities
	Notional amount	For fair value hedge	For trading	For fair value hedge	For trading
Interest rate:
Swaps	122,063,159	131,386	996,377	13	1,025,349
Long options	737,963	—	11,355	—	—
Short options	2,722,963	—	—	—	8,570
Currency:
Futures	1,404,267	—	—	—	—
Forwards	27,888,608	—	346,076	—	368,070
Swaps	19,642,395	—	713,975	—	655,134
Long options	642,132	—	51,496	—	—
Short options	644,770	—	—	—	8,391
Equity:
Futures	54,126	—	—	—	—
Long options	464,827	24	54,749	—	—
Short options	1,065,422	—	—	1,772	27,173
Others:
Futures	660	—	—	—	—
Forwards	12,607	—	268	—	507
Swaps	160,429	—	2,496	—	2,356
Short options	8,346	—	—	—	49

	177,512,674	131,410	2,176,792	1,785	2,095,599

The above disclosure includes all derivatives regardless of the financial instrument categories. Derivatives for trading classified into financial assets or liabilities at FVTPL (notes 7 and 20) and derivatives for fair value hedge are stated in a separate line item of the statements of financial position.

The amounts of credit value adjustment for the derivative assets and debt value adjustment for the derivative liabilities are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Fair value of derivative assets:
Derivative assets before adjustment	2,464,240	2,388,580
Credit value adjustment	(47,254)	(80,378)

	2,416,986	2,308,202

Fair value of derivative liabilities:
Derivative liabilities before adjustment	2,225,353	2,098,312
Debt value adjustment	(809)	(928)

	2,224,544	2,097,384

(2)	Gains or losses on valuation of derivatives are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Gain from fair value hedged items	12,182	65,091
Loss from fair value hedged items	(43,366)	(22,070)

	(31,184)	43,021

Gain from fair value hedging instruments	36,108	23,457
Loss from fair value hedging instruments	(14,543)	(55,620)

	21,565	(32,163)

27.	DAY 1 PROFITS AND LOSSES

Changes in deferred day 1 profits and losses are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Beginning balance	6,256	3,178
New transactions	6,621	3,130
Amounts recognized in profits and losses	(3,402)	(2,191)

Ending balance	9,475	4,117

Although no observable elements were available in active market to determine fair value of the financial instruments, valuation techniques were utilized to determine fair value of such instruments. These financial instruments are recorded at their fair values at the time of purchase even though there were differences noted on the transaction price and fair value obtained from valuation techniques. The table above shows the differences yet to be recognized in net income.

28.	CAPITAL STOCK, HYBRID EQUITY SECURITIES AND CAPITAL SURPLUS

(1)	Capital stock, hybrid securities and capital surplus are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Capital stock:
Common stock	2,983,452	2,983,452
Preferred stock	—	—
Hybrid equity securities	1,880,798	2,380,797
Capital surplus:
Capital in excess of par value	269,535	269,535
Other capital surplus	463,003	463,003

Total	5,596,788	6,096,787

(2)	The number of authorized shares is as follows (Unit: Korean Won in millions):

	June 30, 2014		December 31, 2013
Authorized shares of capital stock		3,000,000,000 shares		3,000,000,000 shares
Par value	￦	5,000	￦	5,000
Issued shares of common stock		596,690,380 shares		596,690,380 shares

(3)	There has been no change in the number of shares issued during the six months ended June 30, 2014 and 2013.

(4)	Hybrid equity securities classified as equity are as follows (Unit: Korean Won in millions):

	Issue date	Maturity	Interest rates (%)	June 30, 2014	December 31, 2013
Local currency	2008. 6. 20.	2038. 6. 20.	7.7	254,632	254,632
	2009. 3. 31.	2039. 3. 31.	6.7	—	499,999
	2013. 4. 25.	2043. 4. 25.	4.4	499,288	499,288
	2013.11.13	2043.11.13	5.8	199,702	199,702
Foreign currency	2007. 5. 2.	2037. 5. 2.	6.2	927,176	927,176

				1,880,798	2,380,797

The Bank can exercise its right to early repayment after five or ten years after issuing hybrid equity securities, and at the date of maturity, the contractual agreements allow the Bank to indefinitely extend the maturity date with the same contractual terms. Also, in case the Bank decides not to pay the dividends of common share at general shareholder’s meeting, the Bank may not pay interest on the hybrid equity securities.

(5)	Details of capital surplus are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Capital in excess of par value	Increase by issuance of preferred stock and common stock issue cost	269,535	269,535
Other capital surplus	Increase by acquisition of banking segment of formerly Peace Bank	31,903	31,903
	Gain on disposal of subsidiary stock (formerly Woori Investment Trust Management Co., Ltd.)	17,392	17,392
	Loss on disposal of subsidiary stock (formerly Woori Investment Securities Co., Ltd.)	(55,369)	(55,369)
	Increase by merger with formerly Woori Investment Bank Co., Ltd.	138,682	138,682
	Increase by merger with formerly Woori Card	330,395	330,395

		463,003	463,003

		732,538	732,538

29.	OTHER EQUITY

Changes in other equity are as follows (Unit: Korean Won in millions):

	For the six months ended June 30, 2014
	Beginning balance	Increase (decrease) (*)	Adjustments (*)	Income tax effect	Ending balance
Gain (loss) on valuation of AFS securities	226,978	36,424	(71,003)	8,368	200,767
Gain (loss) on overseas business translation and others	(27,578)	(13,659)	—	3,306	(37,931)
Re-measurement elements of net defined benefit liability	(55,575)	(36,453)	—	8,821	(83,207)

	143,825	(13,688)	(71,003)	20,495	79,629

	For the six months ended June 30, 2013
	Beginning balance	Increase (decrease) (*)	Adjustments (*)	Income tax effect	Ending balance
Gain (loss) on valuation of AFS securities	211,939	(8,101)	(21,300)	7,115	189,653
Gain (loss) on overseas business translation and others	(17,443)	21,545	—	(5,214)	(1,112)
Re-measurement elements of net defined benefit liability	(62,246)	8,908	—	(2,156)	(55,494)

	132,250	22,352	(21,300)	(255)	133,047

(*)	For the change in gain (loss) on valuation of AFS financial assets, increase (decrease) represent the change from the valuation for the period, and adjustments show disposal or recognition of impairment losses on AFS financial assets.

30.	RETAINED EARNINGS

(1)	Changes in retained earnings are as follows (Unit: Korean Won in millions):

		June 30, 2014	December 31, 2013
Legal Reserve	Legal reserve	1,463,754	1,423,754
	Other legal reserve	41,472	40,123

		1,505,226	1,463,877

Voluntary Reserve	Business rationalization reserve	8,000	8,000
	Reserve for financial structure improvement	235,400	235,400
	Additional reserve	8,134,544	7,914,544
	Regulatory reserve for credit loss	1,193,393	1,297,123
	Revaluation reserve	760,456	761,650
	Other voluntary reserve	11,700	11,700

		10,343,493	10,228,417

Retained earnings before appropriation		436,532	321,139

		12,285,251	12,013,433

i.	Legal reserve

In accordance with the Act of Banking Law, legal reserve are appropriated at least one tenth of the earnings after tax on every dividend declaration, not exceeding the paid in capital. This reserve may not be used other than for offsetting a deficit or transferring to capital.

ii.	Other legal reserve

Other legal reserves were appropriated in the branches located in Japan, Vietnam and Bangladesh according to the banking laws of Japan, Vietnam and Bangladesh, and may be used to offset any deficit incurred in those branches.

iii.	Business rationalization reserve

Pursuant to the Tax Exemption and Reduction Control Law, the Bank was previously required to appropriate, as a reserve for business rationalization, amounts equal to tax reductions arising from tax exemptions and tax credits up to December 31, 2001. The requirement was no longer effective from 2002.

iv.	Reserve for financial structure improvement

In 2002, the Finance Supervisory Services recommended banks in Korea to appropriate at least ten percent of net income after accumulated deficit for financial structure improvement, until simple capital ratio equals 5.5 percent. This reserve is not available for payment of cash dividends; however, it can be used to reduce a deficit or be transferred to capital.

v.	Additional reserve and other voluntary reserve

Additional reserve and other voluntary reserve were appropriated for capital adequacy and other management purpose.

vi.	Regulatory reserve for credit loss

In accordance with Article 29 of the Regulation on Supervision of Banking Business (“RSBB”), if provisions for credit loss under K-IFRS for the accounting purpose are lower than provisions under RSBB, the Bank discloses such short fall amount as regulatory reserve for credit loss.

vii.	Revaluation reserve

Revaluation reserve is the amount of limited dividends set by the board of directors to be the recognized as complementary capital when the gain or loss occurred in the property revaluation by adopting K-IFRS.

(2)	Statements of appropriations of retained earnings are as follows(Unit: Korean Won in millions):

	For the six months ended June 30
	June 30, 2014	June 30, 2013
Beginning balance	12,013,433	12,040,325
Net income	502,403	359,313
Dividend and others	(230,584)	(238,550)
Others	(1)	—
Credit card division spin-off	—	(111,746)

Ending balance	12,285,251	12,049,342

31.	PLANNED REGULATORY RESERVE FOR CREDIT LOSS

In accordance with Article 29 of the RSBB, if the estimated provisions for credit loss under K-IFRS for the accounting purpose are lower than those in accordance with the provisions under RSBB, the Bank shall disclose the difference as the planned regulatory reserve for credit loss.

(1)	Balance of the planned regulatory reserve for credit loss is as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Beginning	1,193,393	1,297,123
Amount estimated to be appropriated	72,815	(103,730)

Ending	1,266,208	1,193,393

(2)	Planned reserves provided, adjusted net income after the planned reserves provided and adjusted earnings per share after the planned reserves provided are as follows (Unit: Korean Won in millions, except for earnings per share amount):

	For the six months ended June 30
	2014	2013
Net income	502,403	359,313
Planned reserves provided	72,815	(107,535)
Adjusted net income after the planned reserves provided	429,588	466,848
Adjusted earnings per share after the planned reserves provided (Won)	608	642

32.	DIVIDENDS

Details of dividends and propensity to dividend are as follows (Unit: Korean Won in millions except for per share amount):

	June 30, 2014	December 31, 2013
Shares outstanding (million)	597	597
Par value (Won)	5,000	5,000
Capital stock	2,983,452	2,983,452
Number of shares issued (million)	597	597
Dividend per share (Won)	—	275
Total dividend	—	164,000

33.	NET INTEREST INCOME

Net interest income is the amount of interest expenses deducted from the amount of interest income, which details are as follows:

(1)	Interest income recognized is as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Financial assets at FVTPL	6,908	13,516	19,657	56,824
AFS financial assets	76,699	151,999	83,130	156,867
HTM financial assets	117,240	214,692	117,319	250,532
Loans and receivables
Interest of due from banks	19,004	36,540	20,611	37,653
Interest of loans	1,896,877	3,785,646	1,948,620	3,914,616
Interest of other assets	10,649	21,074	11,832	24,940

	1,926,530	3,843,260	1,981,063	3,977,209

	2,127,377	4,223,467	2,201,169	4,441,432

Interest income accrued from impaired loan is ￦77,271 million and ￦57,391 million for the six months ended June 30, 2014 and 2013, respectively.

(2)	Interest expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Interest of deposits	848,004	1,686,928	889,888	1,831,109
Interest of borrowings	51,915	101,971	53,200	108,425
Interest of debentures	169,026	335,340	172,765	347,644
Other interest expenses	30,749	62,127	35,728	70,673

	1,099,694	2,186,366	1,151,581	2,357,851

34.	NET FEES AND COMMISSIONS INCOME

Net fees and commissions income is calculated by deducting fees and commissions expenses from fees and commissions income and its detail is as follows:

(1)	Details of fees and commissions income occurred are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Commission received:
Commission received in local currency	143,863	294,969	145,549	276,511
Commission received in foreign currencies	40,410	75,374	40,244	77,537

	184,273	370,343	185,793	354,048

Commission fees	19,236	39,169	24,102	48,685
Commission received on project financing	7,769	8,408	2,312	6,323
Commission received on credit card	7	15	—	—
CMA management charges	—	—	199	789
Commission received on securities	14,838	29,876	16,388	31,770
Other commissions received	178	484	476	865
Commission received on trust business	11,448	22,874	10,593	21,360

	237,749	471,169	239,863	463,840

(2)	Details of fees and commissions expenses occurred are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Commission expenses:
Commission expenses in local currency	16,824	33,681	19,101	36,197
Commission expenses in foreign currencies	6,512	12,385	7,666	13,606

	23,336	46,066	26,767	49,803

Commission expenses on credit card	24	44	17	17
Commission expenses on others	10,395	20,790	13,590	27,714
Commission expenses on trust business	3	6	4	20

	33,758	66,906	40,378	77,554

35.	DIVIDEND INCOME

Details of dividend income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Financial assets at FVTPL	—	2,621	215	6,633
AFS financial assets	69,410	115,426	34,973	50,215

	69,410	118,047	35,188	56,848

36.	GAINS OR LOSSES RELATED TO FINANCIAL ASSETS AT FVTPL

(1)	Details of gains or losses related to financial assets at FVTPL are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain (loss) on financial assets held for trading	3,906	(15,686)	57,163	105,004
Gain (loss) of financial assets designated at FVTPL	(3,353)	15,298	48,594	31,516

	553	(388)	105,757	136,520

(2)	Details of gains or losses on financial assets held for trading are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain (loss) on securities:
Gain on valuation of securities in local currency	1,827	8,421	(9,915)	1,218
Gain on disposals of securities in local currency	6,632	9,377	8,654	22,500
Loss on valuation of securities in local currency	2,750	(4,726)	(18,711)	(32,649)
Loss on disposals of securities in local currency	(7,370)	(19,535)	(26,233)	(31,482)

	3,839	(6,463)	(46,205)	(40,413)

Gain (loss) on other financial instruments:
Gain on valuation of other financial instruments	1,317	2,832	1,903	2,911
Gain on transactions of other financial instruments	253	455	234	307
Loss on valuation of other financial instruments	(1,356)	(3,103)	(2,240)	(3,032)
Loss on transactions of other financial instruments	(186)	(217)	(54)	(81)

	28	(33)	(157)	105

	3,867	(6,496)	(46,362)	(40,308)

Gain (loss) on transactions and valuation of derivatives for trading:
Gain on interest rates derivatives	319,648	606,258	304,575	720,294
Loss on interest rates derivatives	(340,021)	(636,861)	(295,284)	(711,163)

	(20,373)	(30,603)	9,291	9,131

Gain on currencies derivatives	955,186	1,409,726	1,272,603	2,767,789
Loss on currencies derivatives	(934,743)	(1,391,662)	(1,162,187)	(2,616,485)

	20,443	18,064	110,416	151,304

Gain on equity derivatives	2,065	32,874	19,674	36,434
Loss on equity derivatives	(2,101)	(29,605)	(36,157)	(51,916)

	(36)	3,269	(16,483)	(15,482)

Gain on other derivatives	2,073	8,499	5,474	7,640
Loss on other derivatives	(2,068)	(8,419)	(5,173)	(7,281)

	5	80	301	359

	39	(9,190)	103,525	145,312

	3,906	(15,686)	57,163	105,004

(3)	Details of gains or losses of financial instrument at FVTPL are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain (loss) on compound financial instruments:
Gain (loss) on disposal of compound financial instruments	2,107	9,366	33,538	32,401
Gain (loss) on valuation of compound financial instruments	(8,510)	(5,688)	4,824	(5,027)

	(6,403)	3,678	38,362	27,374

Gain (loss) on other financial instruments:
Gain (loss) on valuation of other financial instruments	3,050	11,620	10,232	4,142

	(3,353)	15,298	48,594	31,516

37.	GAINS OR LOSSES ON AFS FINANCIAL ASSETS

Details of gains or losses on AFS financial assets recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain on transactions of securities	55,695	101,759	53,329	72,962
Impairment loss	(43,319)	(139,854)	(32,029)	(69,310)

	12,376	(38,095)	21,300	3,652

38.	GAIN (LOSS) ON HTM FINANCIAL ASSETS

There is no gain or loss on HTM financial assets for the six months ended June 30, 2014 and June 30, 2013, respectively. In addition, details of interest income of HTM financial assets are stated in note 33.

39.	IMPAIRMENT LOSS FOR LOANS, OTHER RECEIVABLES, GUARANTEES AND UNUSED COMMITMENTS

Impairment losses for loans, other receivables, guarantees and unused commitments are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Loans	(326,980)	(437,192)	(451,307)	(856,072)
Guarantees and commitments	99,210	166,675	(18,166)	(53,366)
Provision for unused commitments	(3,143)	4,197	22,064	17,356

	(230,913)	(266,320)	(447,409)	(892,082)

40.	GENERAL AND ADMINISTRATIVE EXPENSES AND NET OTHER OPERATING INCOME (EXPENSE)

(1)	Details of general and administrative expenses are as follows (Unit: Korean Won in millions):

		2014		2013
		Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Salaries	Short-term salaries	248,222	494,518	256,534	501,064
	Short-term salaries-employee benefits	83,066	155,856	83,342	153,387
	Severance benefits-defined benefit	26,606	52,978	26,872	52,409
	Severance benefits-defined contribution	767	1,402	643	1,266
	Termination benefits	67,708	67,708	53,016	53,016

		426,369	772,462	420,407	761,142

Depreciation		30,095	62,160	29,031	64,858
Other general and administrative expenses	Reimburse	3,329	4,285	2,769	5,069
	Traveling expenses	1,499	2,895	1,356	2,715
	Operating promotion expenses	7,749	17,862	8,384	18,875
	Rent	54,823	110,095	45,904	93,762
	Maintenance	3,193	6,245	3,414	6,669
	Advertising	7,795	13,570	8,478	15,321
	Taxes and dues	25,018	49,503	24,094	50,533
	Insurance premium	986	1,965	604	1,252
	Computer related expenses	60,935	121,396	54,025	110,114
	Service charges	52,000	89,643	47,250	91,968
	Communications	7,507	14,080	7,878	16,010
	Printing	2,644	4,631	2,085	4,175
	Water, light and heating	2,706	7,233	2,831	7,393
	Supplies	1,269	2,632	1,447	2,795
	Vehicle maintenance	2,316	4,501	2,572	4,870
	Others	1,850	3,180	1,692	2,967

		235,619	453,716	214,783	434,488

		692,083	1,288,338	664,221	1,260,488

(2)	Details of net other operating income (expenses) recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Other operating income	655,287	1,088,145	614,255	1,294,112
Other operating expenses	(785,444)	(1,372,265)	(730,843)	(1,446,805)

	(130,157)	(284,120)	(116,588)	(152,693)

(3)	Details of other operating income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Gain on transaction of foreign exchange	576,958	952,989	447,443	954,787
Gain on derivatives (hedge purpose)	21,818	36,108	4,223	23,457
Gain on fair value hedged items	3,738	12,182	44,991	65,091
Gain on disposals of loans	41,598	67,867	39,666	72,584
Other incomes (*)	11,175	18,999	77,932	178,193

	655,287	1,088,145	614,255	1,294,112

(*)	For the six months ended June 30, 2014 and 2013, ￦18,871 million and ￦178,193 million, respectively, that the Bank is to receive from other financial institutions, are included in “other incomes” in accordance with the agreement of financial institutions council (Notes 10 and 25).

(4)	Details of other operating expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Loss on transaction of foreign exchange	480,893	846,399	543,338	1,080,509
Loss on derivatives (hedge purpose)	4,154	14,543	41,729	55,620
Loss on fair value hedged items	27,286	43,366	4,615	22,070
Deposit insurance premium	63,680	124,830	59,027	114,285
Contribution to miscellaneous funds	83,848	165,748	82,792	162,422
Export bond insurance fees	8	20	30	75
Loss on disposal of loans	—	18	—	—
Other expenses (*)	125,575	177,341	(688)	11,824

	785,444	1,372,265	730,843	1,446,805

(*)	The Bank is to carry out a payment to other creditor financial institutions of ￦164,923 million, that is included in “other expenses” in accordance with the creditor financial institutions committee agreement (Notes 10 and 25).

41.	NON-OPERATING INCOME (EXPENSES)

(1)	Details of other non-operating income (expenses) recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Other non-operating income	56,889	87,280	50,312	74,521
Other non-operating expenses	(16,379)	(117,113)	(14,052)	(34,970)

	40,510	(29,833)	36,260	39,551

(2)	Details of other non-operating income recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Reversal of impairment of investments in subsidiaries and associates	15,368	15,368	—	—
Dividend income of investment in subsidiaries and associates	10,326	19,069	7,443	17,047
Rental fee income	4,018	8,087	4,754	8,399
Gain on transactions of other assets	243	351	14	14
Reversal of impairment of other assets	226	226	46	46
Gain on restoration	3	87	13	38
Others	26,705	44,092	38,042	48,977

	56,889	87,280	50,312	74,521

(3)	Details of other non-operating expenses recognized are as follows (Unit: Korean Won in millions):

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Impairment loss of investments in subsidiaries and associates	1,108	70,415	—	—
Loss on disposals of other assets	224	228	309	360
Impairment loss of other assets	383	383	163	164
Donation	4,482	28,174	4,973	18,651
Loss on restoration	77	153	158	316
Depreciation of investment properties	864	1,712	855	1,713
Interest expenses of rent leasehold deposit	421	832	561	1,127
Expenses on collecting of charge-offs loans	836	1,860	796	1,876
Others	7,984	13,356	6,237	10,763

	16,379	117,113	14,052	34,970

42.	INCOME TAX EXPENSE

(1)	Details of income tax expense are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Current income tax payable	248,851	103,994
Adjustment recognized in the period for current tax of prior periods	(4,623)	(7,479)
Changes in deferred income taxes due to temporary differences	(114,809)	(15,511)
Changes in deferred income taxes directly in equity	20,495	(255)

Income tax expense	149,914	80,749

Income tax expense from continuing operations	149,914	71,338
Income tax expense from discontinued operations	—	9,411

(2)	Income tax expense can be reconciled to net income is follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Net income before income tax	652,317	440,062
Income from continuing operations before income taxes	652,317	401,175
Income from discontinued operations before income taxes	—	38,887
Tax calculated at statutory tax rate (*)	157,399	106,032
Adjustments:
Effect on non-taxable income	(19,684)	(18,126)
Effect on non-deductible expense	4,108	14,337
Consolidated tax return	(1,137)	(14,015)
Adjustment recognized in the period for current tax of prior periods	(4,623)	(7,479)
Others	13,851	—

Income tax expense	149,914	80,749

Income tax expense from continuing operations	149,914	71,338
Income tax expense from discontinued operations	—	9,411

Effective tax rate from continuing operations	23.0%	17.8%
Effective tax rate from discontinued operations	—	24.2%

(*)	The corporate tax rate is 11 % up to ￦200 million, 22 % over ￦200 million to ￦20 billion and 24.2 % over ￦20 billion.

(3)	Details of deferred tax relating to items that are recognized directly in equity are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loss on valuation of AFS securities	(64,097)	(72,465)
Gain on overseas business translation	12,110	8,804
Actuarial gain	26,564	17,743

	(25,423)	(45,918)

43.	EARNINGS PER SHARE (“EPS”)

(1)	Basic EPS is calculated by dividing net income by weighted average number of common shares outstanding (Unit: Korean Won in millions, except for per share data)

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Net income attributable to common shares:
Net income attributable to the controlling equity	203,223	502,403	171,475	359,313
Dividend to hybrid securities	(28,418)	(66,584)	(34,321)	(65,244)

	174,805	435,819	137,154	294,069

Profit used in calculation of continuing operations income	174,805	435,819	137,154	264,593
Profit used in calculation of discontinued operations income	—	—	—	29,476
Weighted average number of common shares outstanding (million shares)	597	597	558	626
Basic EPS	293	730	246	470
Continuing operations	293	730	246	423
Discontinued operations	—	—	—	47

(2)	Diluted EPS is calculated by reflecting the dilution effect to net income (Unit: Korean Won in millions, except for per share amounts)

	2014		2013
	Three months ended June 30	Six months ended June 30	Three months ended June 30	Six months ended June 30
Diluted net income:
Net income attributable to common shares	174,805	435,819	137,154	294,069
Dilution effect of convertible preferred stock	—	—	—	—

	174,805	435,819	137,154	294,069

Profit used in calculation of continuing operations income	174,805	435,819	137,154	264,593
Profit used in calculation of discontinued operations income	—	—	—	29,476
Weighted average number of share for diluted EPS (million shares)	597	597	597	680
Weighted average number of common shares outstanding (million shares)	597	597	558	626
Convertible preferred stock (million shares)	—	—	39	54
Diluted EPS	293	730	230	432
Continuing operations	293	730	230	389
Discontinued operations	—	—	—	43

Diluted EPS is calculated by adjusting the assumption that all of dilutive potential common shares are converted to common shares, used for the weighted average number of share calculation. EPS and Diluted EPS for the six month ended June 30, 2013 has no difference as the dilutive potential common shares of the Bank as of June 30, 2013 are convertible preferred stock that has no dilutive impact. There are no dilutive potential common shares as of June 30, 2014 as the convertible preferred stocks are converted to common shares during the year ended December 31, 2013.

44.	CONTINGENT LIABILITIES AND COMMITMENTS

(1)	Details of guarantees which the Bank has provided to others are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Confirmed guarantees:
Guarantees for loans	107,500	144,967
Acceptances	677,724	704,831
Guarantees in acceptances of imported goods	104,879	151,327
Other confirmed guarantees	7,586,474	8,520,571

	8,476,577	9,521,696

Unconfirmed guarantees:
Local letters of credit	628,756	661,612
Letters of credit	4,434,956	4,622,538
Other unconfirmed guarantees	1,467,623	1,763,945

	6,531,335	7,048,095

Commercial paper purchase commitments and others	3,002,698	2,373,776

	18,010,610	18,943,567

(2)	Details of loan commitments and the other commitments which the Bank provided to others are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Loan commitments in local currency	41,355,180	41,849,042
Loan commitments in foreign currencies	20,193,989	22,692,911
Securities purchase contracts	1,967,457	1,983,573

	63,516,626	66,525,526

(3)	Details of guarantees and the related provisions for guarantees are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Confirmed guarantees	8,476,577	9,521,696
Unconfirmed guarantees	6,531,335	7,048,095
Commercial paper purchase commitments and others	3,002,698	2,373,776

	18,010,610	18,943,567

Provisions for guarantees	363,693	526,768
Ratio of provisions to total guarantees	2.02%	2.78%

(4)	As of March 31, 2013, the Bank jointly took responsibility to reimburse the remaining portion of liabilities of Woori Card Co., Ltd., a newly-established company deconsolidated (refer to Note 46).

(5)	Litigation case

The Bank has filed and faced lawsuits as follows (Unit: Korean Won in millions):

	June 30, 2014
	As plaintiff (*)	As defendant
Number of cases	79 case	271 case
Amount of litigation	950,681	360,090
Provisions for litigations	22,216

	December 31, 2013
	As plaintiff (*)	As defendant
Number of cases	83 case	305 case
Amount of litigation	1,183,148	439,050
Provisions for litigations		19,910

(*)	The minor lawsuits in relation the collection or management of loans to are excluded from the number of cases.

The domestic banks refused to refund the cost to put up collateral security to the customers which were determined and mediated by Korean Consumer Agency. In this regard, the Bank was filed 53 lawsuits as of June 30, 2014 and further more lawsuits are expected. The expected outflow of resources of the Bank is not likely to be high hence the Bank has not set up the provision for litigation.

(6)	During the year ended December 31, 2013, the Supreme Court ruled about ‘Ordinary wages.’ The Bank reviewed the impact of the rule on the separate financial statement of the Bank as of June 30, 2014 and December 31, 2013. The Bank believed that the rule has no impact on the separate financial statements of the Bank. Therefore, the Bank has not set up any provision related to ‘Ordinary wage.’

45.	RELATED PARTY TRANSACTIONS

Related parties of the Bank and assets and liabilities recognized and major transactions with related parties during the current and prior period are as follows:

(1)	The related parties of the Bank as of June 30, 2014 are as follows:

Related parties
Ultimate controlling party (Government related entity)	Korea Deposit Insurance Corporation (“KDIC”)

Parent	Woori Finance Holdings Co., Ltd. (“WFH”)

Subsidiaries	Zao Woori Bank, Woori Brazil Bank, Woori Credit Information Co., Ltd., Woori America Bank, Woori Fund Service Co., Ltd., P.T. Bank Woori Indonesia, Woori Bank China Limited, Korea BTL Infrastructure Fund, Woori Global Market Asia Ltd., Woori Bank Principal Guaranteed Trust, Woori Bank Principal and Interest Guaranteed Trust, Kumho Trust 1st Co., Ltd. and 15 SPCs, Haeoreum Short-term Bond 15th and 44 Beneficiary Certificates

Associates	Kumho Tires Co., Ltd., Osung LST Co., Ltd., Woori Blackstone Korea Opportunity Private Equity Fund 1, Woori Private Equity Fund, United PF 1st Corporate financial stability, STX Corporation, Samho International Co., Ltd., Ansang Tech Co., Ltd, Woori Service Networks Co., Ltd., Force TEC Co., Ltd., Hana Engineering & Construction Co., Ltd., Phoenix Digital Tech Co., Ltd., Chin Hung International Inc., Korea Credit Bureau Co., Ltd., Poonglim Industrial Co., Ltd., Korea Finance Security Co., Ltd., STX Engine Co., Ltd., Saudara Bank

Others	Woori Finance Research Institute, Woori Renaissance Holdings Co., Ltd., Woori FIS Co., Ltd., Woori EL Co., Ltd., Woori Invest Bank Co., Ltd., Woori Columbus 1st Special Purpose Entity, Woori Private Equity, Woori Card Co., Ltd., My Asset Manhatan Private Real Estate Trust 1st, Sahn Eagles LLC

(2)	Assets and liabilities from transactions with related parties are as follows (Unit: Korean Won in millions):

Related party		A title of account	June 30, 2014	December 31, 2013
Ultimate controlling party (Government related entity)	KDIC	Other assets	740,783	790,701
		Deposits	619,920	807,163
		Other liabilities	5,169	3,898
Parent	WFH	Other assets	—	134,827
		Deposits	1,895,156	72,670
		Other liabilities	204,701	25,593
Subsidiaries	SPCs under consolidation	Loans	107,802	282,125
		Provision for credit loss	(50,261)	(37,629)
		Deposits	2,433	3,077
	Woori Bank China Limited	Due from banks	32,027	18,106
		Loans	221,912	193,809
		Provision for credit loss	(485)	(369)
		Other assets	6,984	4,559
		Other liabilities	6,585	4,227
		Deposits (customers)	—	266
	Zao Woori Bank	Due from banks	12,907	20,882
		Loans	70,087	76,129
		Provision for credit loss	(148)	(161)
		Other assets	117	101
	Woori Global Market Asia Ltd.	Loans	161,089	79,622
		Provision for credit loss	(325)	(154)
		Deposits	—	578

Related party		A title of account	June 30, 2014	December 31, 2013
Subsidiaries	P.T. Bank Woori Indonesia	Due from banks	13,195	25,793
		Loans	—	21,106
		Provision for credit loss	—	(45)
	Woori Credit Information Co., Ltd.	Deposits	16,429	15,642
		Other liabilities	9,917	10,748
	Woori America Bank	Due from banks	5,894	—
		Deposits	—	9,834
	Principal and Interest Guaranteed Trust	Other assets	8,311	4,674
		Other liabilities	49,727	137,906
	Woori Fund Service Co., Ltd.	Deposits	7,730	933
		Other liabilities	53	1
	Korea BTL Infrastructure Fund	Other assets	49	7
Associates	Kumho Tires Co., Ltd.	Loans	348,076	356,764
		Provision for credit loss	(34,679)	(35,944)
		Other assets	51,405	45,669
		Deposits	62,745	57,855
		Other liabilities	84	90
	Korea Credit Bureau Co., Ltd.	Deposits	3,008	4,029
		Other liabilities	14	101
	Woori Private Equity Fund	Other assets	4	5
		Deposits	6,134	5,559
		Other liabilities	2	2
	Korea Finance Security Co., Ltd.	Deposits	2,373	4,070
		Other liabilities	28	15
	Woori Service Networks Co., Ltd.	Deposits	2,787	2,642
		Other liabilities	54	50
	United PF 1st Corporate financial stability	Deposits	31	38
	Chin Hung International Inc.	Loans	35,940	45,994
		Provision for credit loss	(33,145)	(39,639)
		Deposits	3,027	1,073
		Other liabilities	13	1
	Poonglim Industrial Co., Ltd.	Loans	28,999	36,874
		Provision for credit loss	(128)	(266)
		Deposits	19,573	15,508
		Other liabilities	5	39
	Phoenix Digital Tech Co., Ltd.	Loans	2,383	1,209
		Provision for credit loss	(95)	(72)
		Deposits	392	495
		Other liabilities	2	11
	Ansang Tech Co., Ltd.	Loans	41	223
		Provision for credit loss	(7)	(142)
		Other assets	7	10

Related party		A title of account	June 30, 2014	December 31, 2013
Associates	Samho International Co., Ltd.	Loans	34,905	51,896
		Provision for credit loss	(32,826)	(33,024)
		Deposits	107,669	149,685
		Other liabilities	128	89
	Force TEC Co., Ltd.	Loans	51,459	46,421
		Provision for credit loss	(30,826)	(27,035)
		Deposits	2,222	297
	Hana Engineering & Construction Co., Ltd.	Loans	169	169
		Provision for credit loss	(169)	(169)
		Deposits	72	903
	STX Engine Co., Ltd.	Loans	144,928	104,557
		Provision for credit loss	(22,230)	(10,935)
		Other assets	27	—
		Deposits	14,235	6,023
		Other liabilities	34	99
	STX Corporation	Loans	133,172	—
		Provision for credit loss	(12,365)	—
		Other assets	1	—
		Deposits	6,337	—
		Other liabilities	15	—
	Osung LST Co., Ltd.	Loans	17,018	—
		Provision for credit loss	(2,644)	—
		Other assets	1,539	—
		Deposits	2,376	—
		Other liabilities	9	—
Others	Other subsidiaries of WFH	Loans	—	50,000
		Provision for credit loss	—	(367)
		Other assets	20,860	16,326
		Deposits	56,767	85,121
		Borrowings	1,000	1,000
		Other liabilities	34,810	38,738
	Woori Private Equity and subsidiaries	Deposits	7,752	8,103
		Other liabilities	106	30
	Woori Private Equity and associates	Deposits	13,404	26,014
		Other liabilities	117	275

(3)	Gain or loss from transactions with related parties are as follows (Unit: Korean Won in millions):

			For the six months ended June 30
Related party		A title of account	2014	2013
Ultimate controlling party (Government related entity)	KDIC	Interest income	14,035	12,041
		Interest expenses	6,653	3,509
		Reversal of provision for credit loss	(58)	—
Parent	WFH	Fees income	14	25
		Other income	545	1,089
		Interest expenses	6,128	3,345
		Fees expenses	18,856	25,156
		Other expenses	367	80
Subsidiaries	SPEs under consolidation	Interest income	—	7
		Fees income	1,874	4,095
		Interest expenses	4	18
		Bad debt expenses	12,632	3,874
	Woori Credit Information Co., Ltd.	Dividends	1,008	2,520
		Other income	210	196
		Interest expenses	160	238
		Fees expenses	5,189	10,295
		Reversal of provision for credit loss	—	(3)
	Korea BTL Infrastructure Fund	Dividends	16,202	14,464
		Fees income	32	29
	Woori Bank China Limited	Interest income	1,188	1,509
		Bad debt expenses (Reversal of provision for credit loss)	115	(55)
	P.T. Bank Woori Indonesia	Interest income	—	7
		Fees expenses	—	8
		Reversal of provision for credit loss	(45)	(114)
	Principal and Interest Guaranteed Trust	Other income	3,637	3,915
		Interest expenses	917	1,371
		Other expenses	6	4
	Zao Woori Bank	Interest income	323	422
		Bad debt expenses (Reversal of provision for credit loss)	(13)	29
	Woori Global Market Asia Ltd.	Interest income	540	589
		Interest expenses	1	—
		Bad debt expenses	171	24
	Woori Fund Service Co., Ltd.	Fees income	1	3
		Interest expenses	55	16
		Reversal of provision for credit loss	—	(1)
Associates	Kumho Tires Co., Ltd.	Interest income	500	500
		Fees income	6	7
		Other income	5,739	—
		Interest expenses	103	232

			For the six months ended June 30
Related party		A title of account	2014	2013
Associates		Bad debt expenses (Reversal of provision for credit loss)	(1,265)	1,689
		Other expenses	—	10,912
	Korea Finance Security Co., Ltd.	Dividends	55	55
		Interest expenses	29	50
	Korea Credit Bureau Co., Ltd.	Interest expenses	33	51
	Woori Service Networks Co., Ltd.	Dividends	12	7
		Other income	13	9
		Interest expenses	30	37
		Reversal of provision for credit loss	—	(1)
	United PF 1st Corporate Financial Stability	Interest expenses	—	34
	Woori Private Equity Fund	Fees income	4	6
		Interest expenses	29	14
	Chin Hung International Inc.	Fees income	1	1
		Interest expenses	13	49
		Bad debt expenses (Reversal of provision for credit loss)	(6,494)	7,363
	Woori Blackstone Korea Opportunity Private Equity Fund 1st	Dividends	1,287	—
	Poonglim Industrial Co., Ltd.	Interest expenses	13	39
		Reversal of provision for credit loss	(138)	(97)
	Phoenix Digital Tech Co., Ltd.	Interest expenses	7	3
		Bad debt expenses (Reversal of provision for credit loss)	23	(181)
	Ansang Tech Co., Ltd.	Bad debt expenses (Reversal of provision for credit loss)	(135)	136
	Samho International Co., Ltd.	Fees income	4	—
		Interest expenses	547	—
		Reversal of provision for credit loss	(198)	—
	Force TEC Co., Ltd.	Interest expenses	3	—
		Bad debt expenses	3,790	—
	STX Engine Co., Ltd.	Interest income	123	—
		Fees income	62	—
		Interest expenses	22	—
		Bad debt expenses	11,295	—

			For the six months ended June 30
Related party		A title of account	2014	2013
Associates	STX Corporation	Fees income	1	—
		Interest expenses	3	—
		Reversal of provision for credit loss	(6,326)	—
	Osung LST Co., Ltd.	Interest income	45	—
		Other income	1,344	—
		Interest expenses	16	—
		Reversal of provision for credit loss	(5,894)	—
	Saudara Bank	Dividends	637	—
Others	Other subsidiaries of WFH	Interest income	11	1,641
		Fees income	58,915	21,732
		Other income	4,150	3,889
		Interest expenses	123	644
		Fees expenses	—	160
		Bad debt expenses	—	301
		Other expenses	114,041	101,615
	Woori Private Equity and subsidiaries	Interest expenses	83	40
		Reversal of provision for credit loss	—	(1)
	Associates of Woori Private Equity	Interest expenses	240	222

(4)	Guarantees provided to the related parties are as follows (Unit: Korean Won in millions):

	Warranty	June 30, 2014	December 31, 2013
KDIC	Loan commitment	1,500,000	2,000,000
Woori America Bank	Confirmed guarantees in foreign currencies	11,079	9,608
P.T. Bank Woori Indonesia	Confirmed guarantees in foreign currencies	88,404	115,538
Woori Global Market Asia Ltd.	Confirmed guarantees in foreign currencies	15,216	21,106
Woori Bank China Limited	Confirmed guarantees in foreign currencies	67,213	478,183
Zao Woori Bank	Confirmed guarantees in foreign currencies	50,038	61,204
Woori Brazil Bank	Confirmed guarantees in foreign currencies	6,613	—
Korea BTL Infrastructure Fund	Securities purchase contract	523,850	540,970
Special purpose entities under consolidation	Loan commitment in local currency	565,500	449,600
Kumho Tires Co., Ltd.	Loan commitment in foreign currencies	11,921	208
	Import credit in foreign currencies	23,060	12,832
	Loan commitment	87,061	113,453
ChinHung International Inc.	Loan commitment	40,628	40,620
Phoenix Digital Tech Co., Ltd.	Loan commitment	2,597	3,771
STX Engine Co., Ltd.	Import credit in foreign currencies	48,557	21,213
	Loan commitment	47,316	38,147
STX Corporation	Import credit in foreign currencies	29,541	—
	Loan commitment	4,395	—
Woori Card	Loan commitment	500,000	500,000

For the guarantees provided to the related parties, the Bank recognized provisions for guarantees amounting to￦40,607 million and ￦31,140 million, respectively, as of June 30, 2014 and December 31, 2013.

(5)	Some subsidiaries are regulated on money transfers and deposits by its foreign regulator and a pre-approval from the foreign regulator is needed for subsidiaries to transfer money between the countries.

(6)	Details of compensation to key management are as follows (Unit: Korean Won in millions):

	For the six months ended June 30
	2014	2013
Salaries	572	643
Severance and retirement benefits	65	39

The key management represents non-executive directors and executive director. As of June 30, 2014 and December 31, 2013, loans from transactions with key management amount to ￦45 million and ￦269 million, respectively. And allowance for these loans and bad debt expenses is nil. In addition, as of June 30, 2014 and December 31, 2013, the liability recognized from transactions with key management amounts to ￦881 million and ￦1,346 million, respectively.

46.	CREDIT CARD DIVISION SPIN-OFF

(1)	As of September 16, 2011, the board of directors of WFH and the Bank decided to spin-off the Bank’s credit card division and established a new credit card company to be a subsidiary of WFH to enhance the competiveness in credit card business. On April 1, 2013, credit card division was spin-off in accordance with such resolution as a date of spin-off of March 31, 2013.

The shareholder of the Bank will receive 100% of the newly issued shares of the credit card company in proportion to its ownership in the Bank as of the spin-off date. The business segments of the Bank, other than credit card operation segment, will continue to exist after the spin-off. Both the Bank and the newly established credit card company are responsible for the liabilities that arose from the conditions existing before the spin-off date.

(2)	Details of assets and liabilities transferred from the bank to Woori Card are as follows (Unit: Korean Won in millions):

April 1, 2013
Cash and cash equivalents	375,175
AFS financial assets	62,177
Loans and receivables	3,750,221
Investment in associates	521
Premises and equipment	5,142
Intangible assets	4,217
Deferred tax assets	24,340
Other assets	2,781

4,224,574

Debentures	2,699,537
Provisions	83,053
Other financial liabilities	320,050
Other liabilities	71,934

3,174,574

Accumulated other comprehensive income	14,578

(3)	For the six months ended June 30, 2013, the summarized financial information of credit card operating segment is as follows (Unit: Korean Won in millions):

2013
Six months ended June 30
OPERATING INCOME:	31,035
Net interest income
Interest income	222,010
Interest expenses	30,652

191,358

Net fee and commission income
Fee and commission income	11,708
Fee and commission expenses	130,664

(118,956)

Dividend income	4,236
Gain on AFS financial assets	1,027
Impairment losses for loans, other receivables, guarantees and unused commitments	(26,815)
General and administrative expenses	(18,536)
Other operating income	(1,279)
Net other operating income (expenses)	7,852

NET INCOME BEFORE INCOME TAX EXPENSE	38,887

INCOME TAX EXPENSE	(9,411)

Profit from discontinued operations	29,476

(4)	Cash flows related to discontinued operations are as follows (Unit: Korean Won in millions):

For the six months ended June 30, 2013
Cash flows from operating activities	374,127
Cash flows from investing activities	1,048
Cash flows from financing activities	—

47.	TRUST ACCOUNTS

The financial information of the trust accounts have been prepared in accordance with K-IFRS 5004 ‘trust agent’s trust account’ and enforce regulations for the financial investment industry, which are based on capital market and financial investment business.

(1)	Trust accounts of the Bank are as follows (Unit: Korean Won in millions):

	Total assets
	June 30, 2014	December 31, 2013
Trust	30,164,008	29,413,864

	Operating revenue
	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Trust	376,464	362,076

(2)	Significant transactions between the Bank and trust accounts are as follows (Unit: Korean Won in millions):

1)	Receivables/Payables

	June 30, 2014	December 31, 2013
Receivables
Trust fees receivables	21,317	17,077
Payables
Borrowings from trust accounts	3,148,228	3,130,738

2)	Revenue/Expense

	For the six months ended June 30, 2014	For the six months ended June 30, 2013
Revenue:
Trust fees	19,754	18,061
Expenses:
Interest expenses on borrowings from trust accounts	40,450	48,031

(3)	Trust accounts guaranteeing the repayment of principal and Trust accounts guaranteeing a fixed rate of return on, and the repayment of principal

1)	The carrying value of trust accounts with agreement to guarantee the principal amount or the fixed dividend and the amount that should be covered by the inherent account were as follows (Unit: Korean Won in millions):

	Monetary trusts	June 30, 2014	December 31, 2013
Trust accounts guaranteeing the repayment of a part of principal	Household Money Trusts	15,292	16,130
	Corporate Money Trusts	1,119	1,174
	Installment purpose Trusts	2,094	2,139

		18,505	19,443

Trust accounts guaranteeing the repayment of principal	Old-age Pension Trusts	6,076	6,369
	Personal Pension Trusts	533,066	540,912
	Pension Trusts	600,455	572,095
	Retirement Trusts	78,701	82,417
	New Personal Pension Trusts	9,269	9,373
	New Old-age Pension Trusts	4,599	5,360

		1,232,166	1,216,526

Trust accounts guaranteeing a fixed rate of return on, and the repayment of principal	Development Trusts	19	19
	Unspecified Money Trusts	851	857

		870	876

		1,251,541	1,236,845

2)	As of June 30, 2014 and December 31, 2013, the amounts that the Bank has to pay by the capital guaranteed contract or the consequences of management for the principal guaranteed agreements are as follows (Unit: Korean Won in millions):

	June 30, 2014	December 31, 2013
Liabilities for the account (subsidy for trust account adjustment)	6	10

48.	EVENT SUBSEQUENT TO THE REPORTING PERIOD

AS of July 28, 2014, the board of directors of the Bank decided to merger with WFH, a holding company, for privatization purpose.

Details of the mergers are described as follows:

Classification	Details
Type	Merger
Companies involved in merger	Woori Bank (continuing company)
Woori Financial Holdings Co., Ltd. (extinctive company)
New shares acquired due to merger	676,278,371 shares of common stock
Schedule	Scheduled date of general meeting of shareholders:	October 10, 2014
	Date of merger:	November 1, 2014
	Scheduled date of registration of merger:	November 3, 2014